                                                                   EXHIBIT 10.02

                                  LEASE AGREEMENT

                     NTS REALTY HOLDINGS LIMITED PARTNERSHIP,

                         a Delaware limited partnership
            (as successor in interest to Blankenbaker Business Center
                  Joint Venture, a Kentucky joint venture, and
                   NTS/BBC I, a Kentucky limited partnership)

                                  ("LANDLORD")

                                       AND

                        SHPS, INC., a Florida corporation
                                   ("TENANT")

                                 LEASE AGREEMENT

                                TABLE OF CONTENTS

EXHIBIT A - FLOOR PLAN....................................................A1

EXHIBIT B- LEGAL DESCRIPTION OF LAND......................................B1

EXHIBIT C - WORK LETTER AGREEMENT.........................................C1

EXHIBIT D - RULES AND REGULATIONS.........................................D1

EXHIBIT E- FORM OF SNDA...................................................E1

EXHIBIT F- CLEANING SPECIFICATIONS........................................F1

EXHIBIT G- NON-DISCLOSURE AND CONFIDENTIALITY AGREEMENT...................G1

EXHIBIT H - PARKING AREA..................................................H1

                                 LEASE AGREEMENT

     THIS LEASE  AGREEMENT  (the  "Lease") is entered into as of the 12th day of
January, 2005, by and between Landlord and Tenant, as hereinafter defined.

                                    RECITALS:

     A.  Blankenbaker  Business  Center Joint Venture,  a Kentucky joint venture
("BBCJV") comprised of NTS-Properties IV, Ltd., a Kentucky limited  partnership,
NTS-Properties  VII,  Ltd.,  a Florida  limited  partnership  and ORIG,  LLC,  a
Kentucky  limited  liability  company  (successor by merger with  NTS-Properties
Plus,  Ltd.)  entered into that certain  Lease dated April 28, 1994  pursuant to which BBCJV leased to Prudential Service Bureau, Inc.  ("Prudential") the entire
building  known  as  Blankenbaker   Business  Center  IA  ("BBCIA")   containing
approximately  100,640  rentable  square  feet of  space  (the  "BBCIA  Lease").
Pursuant to that certain  Assignment  and  Assumption of Lease dated as of March
31,  1998,  Sykes  HealthPlan  Service  Bureau,  Inc.,  a  Kentucky  corporation
(formerly known as Prudential Service Bureau,  Inc.) assigned the BBCIA Lease to
Sykes HealthPlan Services, Inc., a Florida corporation,  now known as SHPS, Inc.
and the Tenant  under this Lease.  The term of the BBCIA Lease  expires July 31,
2005.

     B.  NTS/BBC I, a Kentucky  limited  partnership,  entered into that certain
Lease dated as of April 28, 1994 pursuant to which NTS/BBCI leased to Prudential
the  entire  building  known  as  Blankenbaker   Business  Center  IB  ("BBCIB")
containing  approximately  60,049  rentable  square  feet of space  (the  "BBCIB
Lease"). Pursuant to that certain Assignment and Assumption of Lease dated as of
March 31, 1998, Sykes HealthPlan  Service Bureau,  Inc., a Kentucky  corporation
(formerly known as Prudential Service Bureau,  Inc.) assigned the BBCIB Lease to
Sykes HealthPlan Services, Inc., a Florida corporation,  now known as SHPS, Inc.
and the Tenant under this Lease. The term of the BBCIB Lease expires on July 31,
2005.

     C. Landlord (as successor in interest to Blankenbaker Business Center Joint
Venture and NTS/BBC I) and Tenant  desire to enter into a new Lease  pursuant to which Landlord will lease each of the entire  buildings  consisting of BBCIA and
BBCIB to Tenant  pursuant to the terms and conditions  contained  herein,  which
Lease shall,  as of January 12, 2005,  replace and supercede the BBCIA Lease and the BBCIB Lease,  which Landlord and Tenant agree shall terminate as of midnight
January 11, 2005.

     Subject to all of the terms, provisions, covenants and conditions set forth herein, and in consideration of the mutual covenants, obligations and agreements contained in this Lease, Landlord and Tenant agree as follows:

     1. TERMS AND DEFINITIONS.  As used in this Lease, the following terms shall have the meanings set forth herein:

          A.   Landlord.  NTS Realty Holdings  Limited  Partnership,  a Delaware
               limited  partnership  (as  successor in interest to  Blankenbaker
               Business Center Joint Venture, and NTS/BBCI).

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          B.   Tenant. SHPS, Inc., a Florida corporation.

          C.   Commencement Date. January 12, 2005

          D.   Building.  The  buildings  designated  as  Blankenbaker  Business
               Center IA (consisting of  approximately  100,640  Rentable square feet of space) and Blankenbaker Business Center IB (consisting of
               approximately    60,049   Rentable   square   feet   of   space),
               collectively,  located in the  development  known as Blankenbaker
               Business Center, together with all interior areas common to both, and the outdoor  courtyard  located  between such  buildings  and enclosed by a gated entrance.

          E.   Building Address. 11405 Bluegrass Parkway,  Louisville,  Kentucky
               40299

          F.   Premises.  Approximately  160,689 square feet of rentable area in the Building as outlined on Exhibit "A" attached  hereto and made a part hereof,  which  comprises  all of the rentable area in the
               Building,   as  improved  in  accordance  with  the  Work  Letter
               Agreement  attached hereto and made a part hereof as Exhibit "C".
               Within thirty (30) days after the Commencement Date, the Rentable square  footage of the Premises  shall be confirmed by a licensed architect  mutually agreed upon by Landlord and Tenant, and shall be measured in  accordance  with  "Standard  Method for Measuring
               Floor Area in Office  Building,"  published  by the  Secretariat,
               Buildings,  Owners Managers Association  International (ANSI/BOMA
               265.1-1996), approved June 7, 1996 ("BOMA").

          G.   Land.  That certain tract of land  situated in Jefferson  County,
               Kentucky more particularly described on Exhibit B attached hereto and made a part hereof and upon which the Building is located.

          H.   Permitted  Use.  Executive and other  general and  administrative office use, as a customer  call  center,  as indoor  warehouse or storage space, as supply or warehouse  distribution  center,  for
               educational  purposes,   as  athletic  facilities,   for  medical
               purposes  or as  medical  facilities,  or for any  other  similar commercial use permitted by and conforming  with  applicable laws
               (including   parking   requirements),   building  codes  and  use
               restrictions  (but not including any  residential,  industrial or agricultural  use),  and for purposes  incidental  and  ancillary thereto,  in accordance with all applicable laws,  building codes and use restrictions  recorded in the public records of Jefferson
               County,  Kentucky  prior  to the date of this  Lease,  and for no other purpose whatsoever.

          I.   Annual  Base Rent.  Years 1-5 $10.12 per  Rentable  square  foot;
                                   Years 6-11 $11.42 per Rentable square foot.

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               So long as Tenant is not in  default  under  this  Lease,  Tenant shall receive a credit  against Annual Base Rent due in the first
               Lease Year of the Term equal,  in the aggregate,  to $300,000.00, which  shall be  credited  against  Tenant's  Monthly  Base  Rent
               Installment in the first (1st) three (3) months during the Term.

          J.   Monthly Base Rent Installment. Years 1-5- $135,514.39
                                              Years 6-11-$152,922.37

               If the Rentable  square  footage of the Premises as determined by the calculation made pursuant to Section 1.F. hereof differs from the approximate  number of Rentable square feet stated in Section
               1.F. hereof, the Monthly Base Rent Installment  amounts set forth above shall be appropriately adjusted to reflect such difference.

               K.   Security Deposit. None.

               L.   Tenant's Proportionate Share. 100%.

               M.   Landlord's  Work.  All of the  work to be  performed  in the
                    Premises by Landlord  pursuant to the provisions of the Work
                    Letter Agreement.

               N.   Tenant's  Work.  All of the work to be  performed  by Tenant pursuant to the provisions of the Work Letter Agreement.

               O.   Plans and Specifications. The plans and specifications to be provided by Tenant pursuant to the Work Letter Agreement and pursuant to which the Tenant Finish will be completed.

               P.   Tenant Finish.  The aggregate of the Landlord's Work and the
                    Tenant's Work, as defined in the Work Letter Agreement.

               Q.   Parking Area. The parking  surfaces serving the Building and located  on the Land and  outlined  on  Exhibit  H  attached hereto and made a part hereof,  consisting of  approximately
                    842 parking spaces.

               R.   Term.  Eleven (11) years  commencing on January 12, 2005 and ending  January 11, 2016 (the  "Expiration  Date"),  and any
                    Renewal Term(s), as defined in this Lease.

               S.   Lease Year. Each consecutive twelve (12) month period during the Term commencing on the Commencement Date.

               T.   Brokers.  Tenant's Broker: Grubb & Ellis/Commercial Kentucky
                    ("GE/CK").  Tenant's  Co-Broker:  Cushman & Wakefield (to be
                    paid by GE/CK).

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               U.   Operating  Expense Stop.  $2.62 per Rentable  square foot of space in the Building.

               V.   Tenant  Improvement  Allowance.  $2,000,000.00  to  be  made available  to  Tenant  upon  the  Commencement  Date of this
                    Lease,  and to be  held in  Landlord's  Escrow  Account  and disbursed to Tenant pursuant to the terms and conditions set forth in the Work Letter Agreement.

     2. PREMISES AND COMMON AREAS.

               A. Premises.  Landlord  hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises on the terms and conditions contained herein.
Tenant shall also have the exclusive right to use the outdoor  courtyard located between the buildings  comprising  the Building and enclosed by a gated entrance and may limit access to such  courtyard  to its  employees,  agents,  guests and invitees subject to Landlord's rights to enter as set forth in this Lease.

               B.  Common  Areas.  Landlord  grants to Tenant the  non-exclusive right to use the  sidewalks,  driveways  and  other  areas of the Land  directly benefiting  the  Building in common with others (the "Common  Areas").  Landlord represents,  warrants  and  covenants  that  throughout  the Term of this  Lease
Tenant, and its customers,  invitees and employees, shall have access to and the right to use the driveways  and  entranceways  currently  used by Tenant and its customers,  invitees, and employees to access the Premises and the Parking Area, and Landlord,  and its successors and assigns,  shall not alter or obstruct such driveways and entranceways  without prior reasonable notice to Tenant, and shall not alter such driveways or entranceways in a manner which would reduce Tenant's
Parking  Area  (as  such  term  is  defined  below)  or  permanently  impair  or unreasonably  interfere  with Tenant's  access to the parking area or the Leased
Premises.  Landlord  agrees to maintain the Common Areas in good  condition  and repair in a manner  consistent with other comparable office buildings located in the Blankenbaker Industrial Park area in Louisville, Kentucky.

               C.  Reserved  Rights.  Landlord  reserves  the right from time to time, without unreasonable interference with Tenant's Permitted Use or enjoyment of the  Premises,  to alter or  relocate  any Common Area  facility  serving the
Building, except as otherwise provided herein.

               D. Parking.  Tenant and its employees and visitors shall have the non-exclusive  right  to  use,  without  charge,  any  of  the  surface  parking facilities  at the Building  (which  parking is outlined on Exhibit H hereto and consists of  approximately  842 parking spaces (the "Parking  Area")).  Landlord represents,  warrants  and  covenants  that  throughout  the Term of this Lease,
Tenant, and its customers,  invitees and employees, shall have access to and the right to use the Parking Area,  and Landlord,  and its  successors  and assigns, shall not alter or reconfigure  such Parking Area without Tenant's prior written consent (except for such  alterations and  reconfigurations  which do not reduce the Parking  Area).  Landlord may reserve  spaces for  visitors,  small cars and handicapped individuals, and Tenant and its employees and visitors shall park in such parking  spaces  accordingly.  Landlord  reserves the right to  temporarily close  a  portion  of the  parking  areas  in  order  to make  repairs,  perform maintenance or replace the parking  surface and shall use reasonable  efforts to minimize interference with Tenant's use of the

                                        4

Premises.  Tenant shall not use the parking  areas in any manner for the storage of materials,  parts,  supplies,  trailers,  equipment or  machinery,  nor shall
Tenant use the parking  areas in any manner  which could  obstruct or  interfere with the rights or safety of other  tenants or  persons.  Landlord  agrees  that during the Term of this Lease they shall not grant to any owner of the land upon which the BBCII  building is located any further rights to use the parking areas outlined on Exhibit H.

     3. TERM, CONSTRUCTION AND POSSESSION.

          A. Term.  The Term shall commence on the  Commencement  Date and shall continue in full force and effect  until the  Expiration  Date,  unless  earlier terminated as provided herein.

          B. Option to Renew.  Landlord  grants  Tenant the option to renew this
Lease with  respect to the entire  Premises for one (1) period of five (5) years
(a "Renewal  Term");  provided that this Lease is in full force and effect,  and
Tenant shall not be in Default or shall not have displayed a regular  pattern of default in the performance of its duties and obligations under this Lease on the date  Tenant  elects to renew and on the date any Renewal  Term is to  commence.
Each Renewal Term shall begin on the first day following  the  expiration of the
Initial Term or the then current  Renewal  Term. To exercise the option to renew granted herein,  Tenant shall give written notice to Landlord of its exercise of the option to renew no more than  sixteen  (16)  months and no less than  twelve
(12) months  prior to the  expiration  of the Initial  Term or the then  current
Renewal Term. All of the terms, covenants and conditions contained in this Lease for the  Initial  Term shall  remain in full  force and  effect and shall  apply during a Renewal  Term,  except  that the Annual Base Rent,  Tenant  Improvement
Allowance and Operating  Expense Stop shall be negotiated  between  Landlord and
Tenant for the Renewal  Term.  Any Transfer in violation  of the  provisions  of
Paragraph  22 of this Lease shall  automatically  terminate  Tenant's  Option to
Renew  hereunder as of the date which is one day prior to the effective  date of such Transfer.

          C. Construction of Improvements to Premises and Building. The Premises
and Building  shall be improved in accordance  with the terms of the Work Letter
Agreement and the Tenant Finish shall be performed by Landlord  and/or Tenant as set forth in the Work Letter Agreement. The cost of construction of improvements exceeding  the  Approved  Plans shall be paid by Tenant as set forth in the Work
Letter Agreement.

          D.  Possession.  Tenant has  possession of the Premises as of the date hereof under the BBCIA Lease and the BBCIB Lease, and Tenant's  possession shall continue  notwithstanding the termination of the BBCIA Lease and the BBCIB Lease on January 11,  2005,  pursuant to this Lease on the  Commencement  Date of this
Lease.

          E. 2004 Rent  Refund.  So long as Tenant is not in  default  under the
BBCIA  Lease or the BBCIB Lease prior to the  Commencement  Date,  or under this
Lease,  Tenant shall be entitled to payment by Landlord on the Commencement Date of an amount  representing  a refund of a portion of Tenant's 2004 rent payments under the BBCIA Lease and BBCIB Lease in the sum of $300,000.00.

                                        5

     4. ANNUAL BASE RENT; OPERATING EXPENSES.

          A. Tenant  shall pay the Annual Base Rent to Landlord at the  location designated from time to time by Landlord  pursuant to Paragraph 6 hereof, in the amount of the  Monthly  Base Rent  Installment  from and after the  Commencement
Date,  in advance on or prior to the first (1st) day of each and every  calendar
month  during  the  Term  without   demand,   deduction,   abatement,   set-off,
counterclaim or prior notice;  provided,  however, that so long as Tenant is not in Default under this Lease,  Tenant shall receive a credit  against Annual Base
Rent due during the first Lease year of the Term  equal,  in the  aggregate,  to
$300,000.00,  which amount shall be credited  against Tenant's Monthly Base Rent
Installment  for the first (1st) three (3) months during the Term  commencing in
January, 2005 until such credit is exhausted. If the Term commences or ends on a day other than the first day of a month,  then the Monthly Base Rent Installment for such partial month period shall be prorated on the basis of thirty (30) days to the month and shall be paid on the first day of such  partial  month.  In the event any Federal,  State or local  governmental body imposes any tax or levy on any Rent,  Tenant hereby agrees to pay as additional rent the amount of any such tax or levy, and such tax or levy will be added to the Rent.

          B. The  Annual  Base  Rent  shall  be  adjusted  from  time to time in accordance  with this  Paragraph  4 to  reflect  increases  in the  expenses  of operating  the  Building  ("Expenses").  The  Annual  Base Rent,  including  the adjustments  made  pursuant to this  Paragraph  4 and any other  amounts due and owing from Tenant to Landlord under this Lease,  is referred to in this Lease as the "Rent." If the Expenses (as such term is defined below) in any Lease Year or partial Lease Year after the first Lease Year exceed the Operating Expense Stop,
Annual  Base Rent shall be  adjusted  on an annual  basis,  as  provided  in the immediately preceding sentence, to include Tenant's  Proportionate Share of such excess.  After the end of each  calendar  year during the Term,  but in no event later than one  hundred  twenty  (120) days after the end of each such  calendar year, Landlord will provide Tenant with a written notice  ("Statement")  setting forth the  amount  of any  adjustments  to Annual  Base  Rent,  together  with a statement of Expenses for the previous  calendar  year.  Landlord  agrees to use reasonable  efforts to  deliver  the  Statement  to Tenant by March 31st of each calendar  year.  Within  thirty (30) days  following  receipt of the  Statement,
Tenant shall pay to  Landlord:  [i] the  adjustment  to Annual Base Rent for the previous calendar year after credit for any estimated  payments which Tenant has made pursuant to this Paragraph; and [ii] an estimated adjustment to Annual Base
Rent for the months which have lapsed in the then-current calendar year based on the previous  calendar  year's  increase in Expenses and  Landlord's  good faith projection  of the increase in Expenses  during the  then-current  calendar year after  credit  for any  estimated  payments  made  by  Tenant  pursuant  to this
Paragraph.  Commencing with the month following the month in which the Statement is dated and  continuing  until  such time as Tenant  receives  Landlord's  next
Statement,  the  Monthly  Base Rent  Installments  shall be  adjusted to include
Tenant's  Proportionate Share of any Expenses in excess of the Operating Expense
Stop based on Expenses for the previous  calendar year and Landlord's good faith projection of the increase in Expenses for the  then-current  calendar year. The adjusted  portion of the payments of Annual Base Rent shall be credited  against the actual Expenses as shown in Landlord's next Statement. If the next Statement shows that Tenant has overpaid  and if Tenant is not then in Default  under this
Lease, Landlord shall credit such overpayment against the next accruing payments of Rent until the overpayment is reduced to

                                        6

zero.  If the next  Statement  shows that Tenant has  underpaid,  Tenant  shall, within ten (10) days of  receipt of such  Statement,  pay to  Landlord  the full amount of such  underpayment.  The  obligation to pay the  adjustments to Annual
Base Rent shall survive any termination of this Lease. Notwithstanding any other provision  herein to the contrary,  it is agreed that in the event the Tenant is not occupying the entire Building  during any partial  calendar year or any full calendar year, an adjustment shall be made by Landlord in computing the Expenses for such year so that the Expenses shall be computed for such year as though the
Building  had been fully  occupied by Tenant  during such  calendar  year and as though the entire  Building had been provided  with the building  services to be provided  Tenant under this Lease during such calendar year, and the Annual Base
Rent  payable  by  Tenant  shall in no event be less than the  Annual  Base Rent specified in Paragraph 1 hereof. Landlord agrees not to collect from Tenant more than 100% of Expenses on a fully and  grossed-up  basis in any one calendar year during the Term.  Failure of Landlord  to provide a  Statement  within a certain period of time after the end of a calendar year shall not constitute a waiver by
Landlord  of its rights to payment  due  pursuant  to this  Paragraph  4 and the
obligations  of  Tenant   hereunder   shall  survive  the  expiration  or  other
termination of this Lease.

          C. Operating Expenses. "Expenses" shall mean all expenses and costs of operating and  maintaining  the Building,  including,  without  limitation,  the following costs:  [a] wages of all employees  providing labor and/or services in connection with the Building (including employment taxes and fringe benefits) to the extent of their services in connection with the Building (provided, however, the  applicable  portion of the cost of salaries  of  management  and  executive personnel who perform  services in connection with the Building shall not exceed five percent (5%) of the annual  Building gross revenue);  [b] janitorial  labor and materials; [c] electricity, gas, sewer, water, telephone, trash disposal and other utilities including,  but not limited to any cable, DSL or WI-FI services, to the  extent  not  directly  metered  and  billed to Tenant by the  applicable utility  company;  [d] maintenance and repairs  (including,  but not limited to, maintenance  and  service  contracts  for  HVAC  systems,  elevators  and  other mechanical,  electrical  or  plumbing  systems);  [e]  landscaping,  parking and service road  maintenance and repair;  [f] insurance  premiums;  [g] any and all real  estate  taxes  and/or  personal  property  taxes  assessed on the Land and
Building and personal property of Landlord  therein,  including any increases in real  estate  taxes,  and any  increases  realized  when any partial or full tax relief  which  presently  may be afforded to the Building  expires,  and further including  any tax  imposed  as a  substitute  for or  supplement  to  presently existing  real estate  and/or  personal  property  taxes,  and including any tax assessed or imposed upon, against or on account of the Rent reserved  hereunder, but excluding any tax in the nature of income or similar  taxes,  or any penalty or interest  assessed  due to  Landlord's  late  payment of any such taxes;  [h]
reasonable  expenses of Landlord in exercising  their  judgment in attempting to reduce or limit real estate and/or  personal  property  taxes (any refunds to be credited  against  such taxes and Expenses in the year  received);  [i] costs of repairs that extend the life of the  Building and costs of capital  improvements to the  extent  necessary  to  comply  with  applicable  governmental  rules and regulations (including,  but not limited to, the Americans with Disabilities Act of 1990,  as amended),  such costs to be amortized  over the useful life of said improvements utilizing a 10% discount factor; [j] expense of Building management fees,  provided such expense shall not exceed three percent (3%) of total annual
Building gross revenue in any calendar  year; [k] capital  expenses which reduce any component cost of Expenses (such cost to be reasonably amortized by Landlord and Expenses to include only the cost as so amortized by Landlord during the

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calendar year for which such  computation  is made);  [l] any tax or levy on any
Rent imposed by a Federal,  State or local governmental body except for taxes in the nature of an income or similar tax; and [m] permit, licensing and inspection fees;

          Expenses  shall not include:  [i] costs of  alterations,  renovations, improvements or decorations  (including permits,  licensing and inspection fees)
of any other  tenant's or  occupant's  premises or vacant  space in the Building
(excluding  Common Areas);  [ii]  principal and interest  payments or other debt service  payments,  or, if  applicable,  ground lease  payments,  including  any payments  made  on  loans  secured  by the  Building;  [iii]  costs  of  capital expenditures or capital  improvements (except as provided above under inclusions in Expenses); [iv] depreciation of the Building; [v] legal fees, brokerage fees, leasing  commissions,  advertising  costs or other related expenses  incurred by
Landlord in connection with the leasing of space in the Building;  [vi] repairs, alterations,  additions, improvements or replacements made to rectify or correct any defect in the original  design,  materials or  workmanship  of the Building;
[vii] damage and repairs attributable to fire or other casualty;  [viii] damage, repairs and other costs  necessitated by the negligence or willful misconduct of
Landlord or Landlord's  employees or agents;  [ix] Landlord's  general  overhead expenses not attributable to the Building;  [x] legal fees,  accounting fees and other expenses incurred in connection with disputes with tenants or occupants of the Building or associated with tenants or the defense of Landlord's title to or interest in the Building; [xi] costs incurred due to Landlord's violation of any lease in the Building or due to the  violation by tenants of the Building of any terms and conditions of their leases; [xii] amortization, debt service, or other payments  on  loans  made  by  Landlord;  [xiii]  costs  of  Landlord's  Work in accordance  with the terms of the Work Letter  Agreement  and costs  incurred in performing  work or furnishing  services for individual  tenants,  which work or services are in excess of work and services provided to such tenants under their respective  leases;  [xiv] all costs incurred which are subject to reimbursement by other tenants of the Building or other parties, including expenses for repair or replacement paid by proceeds of insurance or condemnation  awards; [xv] costs of Building security personnel and materials  necessary for the normal operation
of  such  security  personnel;   [xvi]  costs  of  Tenant's  separately  metered
utilities:  [xvii] costs incurred in the investigation,  monitoring,  abatement, remediation  or removal of hazardous  materials  (unless  caused or permitted by
Tenant in violation of the terms of this Lease);  [xviii] costs  recoverable  by
Landlord pursuant to insurance  policies;  [xix] costs resulting from Landlord's default under this Lease;  [xx] costs resulting from deficiencies in the design, construction  or  workmanship  of  Landlord's  Work to the extent of any express warranties therefor; [xxi] advertising,  legal (except as expressly provided for herein),  marketing  and  promotional  expenditures;  [xxii]  salaries  or other compensation  paid to asset  managers,  leasing  agents,  directors or executive officers of Landlord above the rank of manager or not involved in the day-to-day management of the Building;  [xxiii]  penalties,  fines late payment  charges or interest  incurred  as a result of late  payment of any  Expenses  not caused by
Tenant, and violation of any law, by Landlord;  [xxiv] reserves;  [xxv] costs of goods and /or services  supplied by Landlord or by affiliates of Landlord to the extent that the  resulting  cost of any such goods and/or  services  exceeds the cost of similar  goods  and/or  services  when  rendered by  unaffiliated  third parties on a competitive basis; [xxvi] costs relating to Landlord's  acquisition or sale of  sculpture,  painting  or  other  objects  of art;  [xxvii]  costs of
Landlord's  charitable  and political  contributions;  and [xxviii] any expenses that  Landlord  could have avoided by taking  advantage of discounts  offered by suppliers and vendors or by  competitively  bidding any of the services by which
Expenses  are  incurred  among the  available  suppliers  and  vendors.  For any applicable year that begins prior to the Commencement

                                        8

Date or ends after the expiration date of this Lease, the amount of Expenses due for that  calendar  year shall be  apportioned  on a per diem basis so that only that  portion  attributable  to the  portion of such  calendar  year that occurs during the Term of this Lease shall be payable by Tenant.

          Notwithstanding  anything  contained  in  Subparagraphs  4B.  and 4C.,
Landlord  agrees that  Expenses  shall not increase by more than 4% per Rentable square foot per calendar  year on a  cumulative  basis over  Tenant's  Operating
Expense Stop; provided,  however, the following Expenses shall not be subject to any such limitation on increases:  real estate taxes, property taxes, insurance, snow and ice removal,  utilities, and special,  non-customary requests by Tenant or its agents or employees for repair and/or replacement of already  operational items.

          D. Audit of  Building  Expenses.  Within  thirty  days (30) days after receipt by Tenant of the  Statement,  Tenant may conduct an audit of  Landlord's
Building  Expense  records  on a one  time  per  calendar  year  basis  for  the immediately  preceding  calendar year's  Expenses only.  Tenant and its auditors shall be  provided  access to  Building  Expense  records  for such  immediately preceding  calendar  year upon  reasonable  advance  written  notice to Landlord during the regular office hours of NTS Development Company ("NTS"). Tenant shall bear the entire  costs of such audit  except as  provided  below.  Tenant  shall deliver to Landlord a copy of such audit results within five (5) days of receipt by Tenant.  No audit shall be  conducted  at any time during  which Tenant is in
Default under this Lease. No sub-tenant,  assignee or any other person or entity shall have the right to conduct an audit of Landlord's Building Expenses, unless such person or entity  unless the  Transfer  was  permitted  or  consented to by
Landlord  pursuant to  Paragraph  22 of this Lease and is in  possession  of the
Premises for at least part of the calendar year for which Building  Expenses are being audited.  If the estimated amount of Expenses paid by Tenant for such year exceeds Tenant's  Proportionate  Share of actual Expenses,  Landlord shall apply such  excess  as a lump sum to the next  accruing  payment  (or,  if  necessary, payments)  of Rent.  In the event such audit  reflects  that the  statement  has overstated Tenant's Proportionate Share of Expenses for such calendar year by at least 5%, Landlord shall pay reasonable costs of such audit.

          E. Janitorial  Services.  Notwithstanding  any other provision of this
Lease to the  contrary,  Tenant  shall be  responsible  for all  janitorial  and day-porter  services to the Premises five (5) evenings per week (Monday  through
Friday),  which  shall at a  minimum,  include  the  provision  of all  standard restroom  supplies in the Building  restrooms  (both  general  usage and private restrooms)  and meet the  standards  set forth on Exhibit F attached  hereto and made a part hereof by this reference.

     5. USE.  Tenant  shall use and occupy the Premises  only for the  Permitted
Use, and for no other business or purpose  without the prior written  consent of the  Landlord.  Tenant  shall not use or occupy the Premises in violation of any applicable  law,  rule,  regulation  or  ordinance  or  certificate  of use  and occupancy issued for the Building, and shall immediately  discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law, rule,  regulation or ordinance or of said  certificate of use  and  occupancy.  As a  material  consideration  to  this  Lease,  Tenant covenants  that  Tenant  shall not permit the  Premises  to be  occupied  by any person,  firm or  corporation  other than the Tenant  whose name appears on this
Lease unless such occupancy is in compliance  with the terms of Paragraph 22. of this Lease  regarding  Transfers.  Tenant shall comply with any direction of any governmental

                                        9

authority having  jurisdiction  which shall, by reason of the nature of Tenant's use or occupancy of the  Premises,  impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant will,  at its  own  cost,  promptly  comply  with  and  carry  out  all  orders, requirements  or conditions  now or hereafter  imposed upon it by the ordinance, laws and/or  regulations of the  municipality,  county and/or state in which the
Premises are located,  whether required of Landlord or otherwise, in the conduct of Tenant's business.  Tenant will indemnify and hold Landlord harmless from all penalties,  claims and demands  resulting from Tenant's failure or negligence in this  respect.  Tenant  shall not do or permit to be done  anything  which  will invalidate  or  increase  the cost of any fire,  extended  coverage or any other insurance policy covering the Building and/or property located therein and shall comply  with  all  rules,  orders,  regulations  and  requirements  of the  Fire
Department  or Fire  Marshall or any other person or  organization  performing a similar  function.  Tenant  shall  promptly  upon demand  reimburse  Landlord as additional rent for any additional premium charged for any such policy by reason of Tenant's  failure to comply with the  provisions of this  Paragraph 5. Tenant shall not cause,  maintain or permit any nuisance in, on or about the  Building.
Tenant  shall not  commit or  suffer  to be  committed  any waste in or upon the
Premises.  Notwithstanding  the  foregoing,  Tenant  shall not be  obligated  to correct  any  structural  defects  in  the  Building,  or to  make  any  capital improvements or structural  repairs to the Building unless such  improvements or repairs are required by any federal, state or local laws, statutes,  ordinances, rules, regulations or requirements as a result of Tenant's particular use of the
Premises.

     6. PAYMENTS AND NOTICES.

          A. Notice and Address  Provisions.  All Rent and other sums payable by
Tenant to Landlord hereunder shall be paid to Landlord at the address designated by  Landlord  in  Paragraph  1 above  or at such  other  place as  Landlord  may hereafter  designate  in writing.  Any notice  required or permitted to be given hereunder  must be in writing and may be served  personally or by a national air courier service for next business day delivery, or by United States certified or registered mail, return receipt  requested,  addressed to Tenant at the Building or to Tenant  at its  address  designated  in  Paragraph  1; and shall be deemed delivered when personally delivered, within one (1) business day after deposited with a national  air courier  service or within  three (3)  business  days after deposited in the United States Mail in  accordance  with the  foregoing.  Either party may by ten (10) business days prior written notice to the other, specify a different  address for notice purposes except that Landlord may in any event use the Premises as Tenant's address for notice purposes. If more than one tenant is named under this Lease, service of any notice upon any one of said tenants shall be deemed as service upon all of said tenants.

          B. Payments; Late Charges. Tenant shall pay all Rent and other sums of money as shall  become due and payable by Tenant to Landlord in lawful  money of the United States of America in the times and the manner provided in this Lease, without demand,  deduction,  abatement,  set-off,  counterclaim or prior notice, except as specifically  provided for in this Lease.  Tenant hereby  acknowledges that late  payment to  Landlord of Rent or other sums due  hereunder  will cause
Landlord to incur costs not  contemplated by this Lease,  the exact amount which would be  extremely  difficult to  ascertain.  If any Rent or other sum due from
Tenant is not  received  on or before  its due date,  then  Tenant  shall pay to
Landlord  immediately upon Landlord's demand therefore a service charge equal to the lesser of five (5%)  percent of such  overdue  amount or the fee  charged by
Landlord's  lender as a late fee on its mortgage  loan  affecting  the Premises, plus

                                       10

any attorneys' fees and costs incurred by Landlord by reason of Tenant's failure to pay Rent and other charges due hereunder.  Additionally,  all Rent under this
Lease shall bear interest from the  expiration of any cure period  applicable to such payment  until paid at the lesser of twelve  percent  (12%) per annum,  the default rate charged to Landlord by its lender under its mortgage loan affecting the Premises, or the maximum non-usurious rate of interest then permitted by the applicable  laws of the state in which the  Building  is  located  or the United
States of America,  whichever  shall permit the higher  nonusurious  rate,  such interest  being in addition to and  cumulative  of any other rights and remedies which  Landlord  may have  with  regard  to  failure  of Tenant to make any such payments under this Lease.

     7. BROKERS.  Landlord and Tenant each  represents and warrants to the other that  they  have not  dealt  with any  real  estate  broker  or  salesperson  in connection  with the  negotiation  or  execution  of this Lease  (other than NTS
Development  Company who represented  Landlord and GE/CK and Cushman & Wakefield who represented Tenant).  Landlord shall pay to GE/CK a renewal commission equal to Four Hundred Thousand Dollars ($400,000.00),  payable within thirty (30) days after the full  execution of this Lease by Landlord  and Tenant.  GE/CK shall be solely  responsible for the payment of any  co-brokerage  fees,  including those payable to Cushman &  Wakefield,  if any.  Tenant  represents  and  warrants  to
Landlord  that there are no other  brokers',  finders' or agents'  fees due with respect to this transaction or Tenant's  previous attempts to lease or buy space for use as its offices and Tenant shall  indemnify  and hold  harmless  Landlord from and  against  any and all  costs,  expenses,  reasonable  attorneys'  fees, liability or claims for any  compensation,  commission or charges claimed by any real estate broker or agent (other than those named above)  alleged to have been incurred by Tenant. Landlord represents and warrants to Tenant that there are no other brokers',  finders' or agents' fees due with respect to this  transaction, and Landlord shall  indemnify and hold harmless  Tenant from and against any and all costs,  expenses,  reasonable  attorneys' fees,  liability or claims for any compensation,  commission or charges  claimed by any real estate broker or agent
(other than those named above) alleged to have been incurred by Landlord.

     8.  HOLDING  OVER.  If,  without  the  execution  of a new Lease or written extension  or written  consent  of  Landlord,  Tenant  shall hold over after the expiration of the Term, then  notwithstanding the provisions of K.R.S.  383.160,
Tenant  shall be deemed to be  occupying  the Premises as a Tenant from month to month,  which tenancy may be terminated by Landlord at any time upon thirty (30)
days written notice to Tenant. No holding over by Tenant after the expiration or termination  of this Lease shall be  construed to extend or renew the Term or in any other manner be construed as permission by Landlord to holdover. During such hold-over  tenancy,  Tenant  shall:  [a] pay to Landlord the greater of: (i) one hundred twenty-five percent (125%) of the Rent payable for the month immediately preceding the  commencement  of the holding over period  computed on a per month basis; or (ii) one hundred twenty-five percent (125%) of the then-current market rent for the Premises or similar  premises in the  Blankenbaker  Industrial Park area in Louisville,  Kentucky, unless Landlord notifies Tenant in writing to the contrary;  and [b] be bound by all the terms, covenants and conditions as herein specified as far as applicable notwithstanding the foregoing. If Tenant fails to surrender the Premises upon the  termination  of this Lease,  in addition to any other  liabilities to Landlord  arising there from,  Tenant shall  indemnify and hold  Landlord  harmless  from loss or liability  resulting  from such  failure, including any claims made by any succeeding tenants founded on such failure.

                                       11

     9. TAXES ON PERSONAL  PROPERTY;  SALES, USE AND EXCISE TAXES.  Tenant shall pay at least  ten (10) days  before  delinquency  all  taxes,  charges  or other governmental  impositions  assessed  against  or  levied  upon  any of  Tenant's personal property, equipment or trade fixtures located in or about the Premises.
Tenant  shall also pay  before  delinquency  any and all taxes and  assessments, license,  business,  occupation or other taxes, fees or charges levied, assessed or imposed upon  Tenant's  business  operations  in the  Premises.  Tenant shall furnish Landlord upon demand with  satisfactory  evidence of payment of all such amounts by Tenant.

     10. ALTERATIONS AND IMPROVEMENTS; REPAIRS AND MAINTENANCE

          A.   Acceptance   of  Premises.   Tenant  has  occupied  the  Premises
continually  under  the  BBCIA  Lease  and  the  BBCIB  Lease  and  has  had the
opportunity to completely  inspect the Premises and accepts the Premises and the
Building in its "AS IS,  WHERE IS" and with all faults in their  condition as of the  Commencement  Date,  subject to the specific terms and requirements of this
Lease and the Work Letter Agreement.  Except as expressly provided in this Lease or in the Work Letter  Agreement,  Landlord shall have no obligation to furnish, equip or improve  the  Premises or the  Building.  Upon the  Commencement  Date,
Tenant's occupancy of the Premises and the Building shall be conclusive evidence that Tenant  accepts the  Premises  and the  Building as being  suitable for its intended purpose and in good and satisfactory  condition,  acknowledges that the
Premises and the Building comply fully with Landlord's covenants and obligations under this  Lease,  except as  expressly  provided  herein or in the Work Letter
Agreement,  and waives any defects in the Premises and/or the Building except as expressly provided in this Lease.

          B. Improvements and Alterations.  Tenant shall not make or allow to be made  (except  as  otherwise  provided  in  this  Lease  or in the  Work  Letter
Agreement)  any  improvements,  alterations  or physical  additions in or to the
Premises or the  Building  ("Alterations")  without  first  obtaining  the prior written consent of Landlord,  including  Landlord  written  approval of Tenant's contractor(s)  and of the plans,  working drawings and  specifications  relating thereto;  provided,  however, Tenant may make non-structural  Alterations to the
Premises  without  Landlord's  consent unless such Alteration  involves the HVAC system, the electrical system or the telephone and telecommunication  systems in the Building  (except that  Landlord's  consent  shall not be required for minor adjustments  or  additions to such  systems  which do not  increase  capacity or decrease efficiency or cause an increase in our insurance rates or our liability under the National  Electric Code),  or is for Alterations  costing in excess of
$10,000.00 in the aggregate. Landlord agrees to notify Tenant of its approval or disapproval  of such  plans for  Alterations  within ten (10)  business  days of receipt of Tenant's  plans.  Any  disapproval  notice shall  include  Landlord's suggestions  for changes to such plans.  Approval by Landlord of any of Tenant's drawings,  plans and specifications prepared in connection with any alterations, improvements,  modifications  or additions to the Premises or the Building which require  Landlord's consent shall not constitute a representation or warranty of
Landlord  as to  the  adequacy  or  sufficiency  of  such  drawings,  plans  and specifications,  or  alterations,  improvements,  modifications  or additions to which they relate,  for any use,  purpose or condition,  but such approval shall merely be the consent of Landlord as  required  hereunder.  Except as  otherwise expressly  provided  in the  Work  Letter  Agreement,  any and  all  furnishing, equipping  and improving  of, or other  Alteration  and addition to the Premises and/or the Building shall be: (i) made at Tenant's sole risk,  cost and expense;
(ii) performed in a

                                       12

prompt,  good and  workman-like  manner using  materials  of similar  quality to materials used in the Tenant Finish or otherwise existing in the Building; (iii)
constructed in accordance with all plans and specifications  approved in writing by  Landlord,  if required,  prior to the  commencement  of any such work;  (iv)
prosecuted   diligently  and  continuously  to  completion  so  as  to  minimize interference with the performance of Landlord's  obligations under this Lease or any  mortgage  or ground  lease  covering  or  affecting  all or any part of the
Building or the Land and any work being done by contractors  engaged by Landlord with  respect  to or in  connection  with the  Building;  and (v)  performed  by contractors  approved in writing by Landlord.  Tenant shall notify Landlord upon completion of such  alterations,  improvements,  modifications  or additions and
Landlord may inspect same for workmanship and compliance with the approved plans and  specifications,  if any.  With  respect to any  Alteration  which  requires
Landlord's  consent  hereunder,  Tenant and its contractor shall comply with all reasonable  requirements  Landlord may impose on Tenant or its  contractor  with respect to such work (including,  but not limited to,  insurance,  indemnity and bonding  requirements),  and shall  deliver to  Landlord a complete  copy of the
"As-Built" or final plans and  specifications  for all  Alterations  or physical additions  so made in or to the Premises  and/or the Building  within sixty (60)
days after  completing the work.  Tenant shall not place safes,  vaults,  filing cabinets  and  systems,  libraries  or  other  excessively  heavy  furniture  or equipment on the second floor of the Building  without  Landlord's prior written consent.

          C.  Title  to  Alterations.   All  alterations,   physical  additions,
modifications or improvements in or to the Premises (including  fixtures,  other than trade fixtures) shall, when made, become the property of Landlord and shall be  surrendered  to Landlord  upon  termination  or  expiration of this Lease or termination of Tenant's  right to occupy the Premises,  whether by lapse of time or otherwise,  without any payment,  reimbursement  or  compensation  therefore;
provided,  however,  that (i) Tenant shall retain title to and shall remove from the Premises movable equipment, furniture or trade fixtures owned by Tenant; and
(ii)  Tenant  shall  repair  any damage  caused by  removal of same.  The rights conferred to Landlord under this Section 10(C.) shall be in addition to (and not in conflict  with) any other  rights  conferred  on  Landlord by this Lease,  in equity or at law.

          D. Repairs by Landlord.  Landlord shall  operate,  maintain and repair the  Building  (and make  such  capital  improvements  and  replacements  to the
Building)  in a manner  consistent  with the  condition to which the Building is renovated by  Landlord's  Work and Tenant's  Work when such Work is completed as contemplated  by this Lease and the Work  Letter  Agreement,  from and after the date of completion of such Work,  reasonable wear and tear excepted,  and except for items which are  damaged  due to the  negligence  or willful  misconduct  of
Tenant, its agents, contractors,  employees, licensees, contractors or invitees;
and shall repair all damage to the Building and the  Premises,  reasonable  wear and tear excepted,  and unless caused by the negligence or willful misconduct of
Tenant, its agents,  contractors,  employees,  licensees or invitees.  Except as provided in Section 10.E. below, Landlord is also obligated to perform all other maintenance  and repairs  necessary or  appropriate  to cause the Premises to be maintained  in  good  condition  (reasonable  wear  and  tear  excepted)  and in compliance with all applicable  laws,  rules,  regulations  and ordinances.  All expenses in  connection  with the  operation  and  maintenance  of the  Building pursuant  to  this  Paragraph  10  shall  be part  of the  Building's  Expenses, including  but not  limited  to  those  items  listed  below,  unless  otherwise indicated  below or unless  specifically  excluded  from  Expenses  pursuant  to
Paragraph 4C. hereof:

                                       13

          (i) Landlord agrees that following the  Commencement  Date, they shall replace,  at their cost,  any HVAC units or HVAC items which are either ten
     (10)  years old or older,  become  defective,  or are  incapable  of repair during  the Term of the  Lease,  except  for any  supplemental  HVAC  units installed  by Tenant and any HVAC units  serving  the  kitchen  area of the cafeteria located in the Premises.  Landlord's  obligations to replace such
     HVAC units or HVAC items shall commence on or after the  Commencement  Date with the initial repair and  replacement of the HVAC units complete  within sixty (60) days after the Commencement  Date, and such replacement shall be
     affected  by  Landlord  as  necessary  in  accordance   with   above-stated
     standards.  Also,  effective as of the Commencement Date, Landlord shall be responsible  for  maintenance  and repair of the HVAC system except for any supplemental  HVAC units installed by Tenant and any HVAC units serving the kitchen  area  of the  cafeteria,  such  costs  to be  included  as part of
     Building Expenses;

          (ii) Landlord shall use its best efforts (without incurring additional costs to  Landlord)  to assist  Tenant in  achieving  any  electrical  cost reductions under available programs;

          (iii)  Effective  as of  the  Commencement  Date,  Landlord  shall  be responsible  for  all  repairs  and  maintenance  to all  elevators  in the
     Building, with such costs to be included in Expenses for the Building;

          (iv) All entrances to the Building  contain  after-hours  primary card readers which shall be maintained  and repaired by Landlord,  such costs to be included in Expenses; and

          (v) In order to effectuate Landlord's required maintenance and repairs for the Building,  Landlord shall have an on-site maintenance  employee for the Building for an eight (8) hour workday (7:30 a.m. - 4:00 p.m.),  Monday through Friday,  excluding  Holidays (as such term is defined  herein),  as well  as  a  twenty-four  hour  maintenance  response  line  and  "on-call"
     maintenance personnel for maintenance calls for the Building.

          E. Repairs by Tenant.  Subject to the  provisions  of Paragraph  10.D.
above, Tenant shall be responsible,  at its own cost and expense, for all repair or  maintenance  of any damage to Tenant's  equipment and trade  fixtures in the
Premises,  together with any damage to the Premises or the Building (or any part thereof)  caused by Tenant or any of Tenant's  employees,  contractors,  agents, invitees or licensees.  Tenant or its agents,  contractors or vendors shall also be  responsible  for,  and  shall  pay  all  costs  associated  with  operating,
maintaining   and  repairing  any  and  all  equipment,   furniture,   fixtures,
furnishings   and   improvements   located  or  used  in  connection   with  the
cafeteria/kitchen located in the Premises.

     11. LANDLORD'S RESERVED RIGHTS. Landlord reserves the following rights: [a]
to change  the  street  address  of the  Building  if  required  to do so by any governmental  agency upon giving prior written notice thereof to Tenant;  [b] to have signage on, or to change, the freestanding  entrance sign; [c] to designate and control all sources furnishing  Building-related  services to Tenant and the other tenants (except for security services and janitorial services); [d]

                                       14

during the final  twelve (12)  months of the Term to display  "for rent" or "for sale" signs on and exhibit and otherwise  prepare the Premises for  reoccupancy;
[e] to have  Tenant  provide  access to any areas of the  Premises if Tenant has requested  maintenance or repairs to be done to such areas;  [f] during the last year of the Term to exhibit the Premises to prospective lessees; [g] to take any and all measures necessary or reasonable for the operation,  safety,  protection or preservation of the Building,  whether structural or otherwise,  in and about the Building or any part thereof after prior notice to Tenant  (provided that in an emergency,  no such notice shall be required),  and during the continuance of any such work to temporarily close doors, entryways, public spaces and corridors in the Building and to  reasonably  interrupt or  temporarily  suspend  Building services or facilities, provided that Landlord shall, if practicable (and unless due to an emergency),  cause such closure,  interruption  or suspension to occur outside  of  Tenant's  normal  business  hours;  and [h] to  install  an  energy management system to more accurately  monitor and control heat,  ventilating and air  conditioning in the Building.  Landlord may enter upon the Premises and may exercise any or all of the  foregoing  rights  without being deemed guilty of an eviction  (actual or  constructive) or disturbance of Tenant's use or possession and without being liable in any manner to Tenant and without affecting  Tenant's obligations  hereunder,  provided that Landlord is not negligent in the exercise of such rights.

     12.  MECHANICS  LIENS.  No  mechanic's or other lien shall be allowed to be filed  against the estate of Landlord by reason of any work  performed by Tenant pursuant to this Lease or by reason of any  consent  given by Landlord to Tenant to improve the Premises.  Tenant shall pay promptly all persons furnishing labor
or  materials   with  respect  to  any  work  performed  by  Tenant  and/or  its contractor(s)  on or about the  Premises.  In the event any  mechanic's or other lien shall at any time be filed  against the Premises,  Building  and/or Land by reason of work, labor, services or materials performed or furnished,  or alleged to have  been  performed  or  furnished,  to Tenant  or to any one  holding  the
Premises through or under Tenant, Tenant shall, within fourteen (14) days of the notice of filing thereof to Tenant, cause the same to be discharged of record or appropriately bonded to the reasonable satisfaction of Landlord. If Tenant shall fail to cause such lien to be so  discharged  or bonded after being  notified of the filing thereof,  then, in addition to any other right or remedy of Landlord,
Landlord may bond or discharge the same by paying the amount  claimed to be due, and the  amount  so paid  by  Landlord,  including  reasonable  attorney's  fees incurred by Landlord  either  defending  against such lien or in  procuring  the discharge of such lien,  together with  interest  thereon at the maximum rate of twelve  percent (12%) per annum,  shall be due and payable by Tenant to Landlord as Rent.  Tenant  shall  have no power  or  authority  to do any act or make any contract which may create or be the  foundation for any lien,  mortgage or other encumbrance  upon the reversion or other estate of Landlord,  or of any interest in the Building or the Land.

     13.  ENTRY BY  LANDLORD.  Landlord  reserves and shall at any and all times have, the right to enter the Building to inspect the same, to supply any service to be  provided  by  Landlord  to  Tenant  hereunder,  to show the  Premises  to prospective  purchasers or lenders as allowed  under Section 11 hereof,  to post notices of  nonresponsibility,  to alter,  improve or repair the Premises or any other  portion of the Building in accordance  with the terms of this Lease,  all without being deemed  guilty of any eviction of Tenant and without  abatement of rent and may, in order to carry out such purposes,  erect  scaffolding and other necessary  structures where reasonably  required by the character of the work to be performed,  provided that the business of Tenant shall be interfered  with as little as is reasonably practicable. To the extent necessary to

                                       15

carry out each of the aforesaid purposes, Landlord shall at all times be granted access to all of the doors in, upon and about the Premises,  excluding  Tenant's vaults and  safes,  and  Landlord  shall have the right to use any and all means which  Landlord  may deem proper to open said doors in an  emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said  means,  or  otherwise,  shall  not under  any  circumstances  be construed or deemed to be a forcible or unlawful  entry into,  or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. Tenant hereby waives any claim for damages for any injury or  inconvenience to or interference with  Tenant's  business,  any  loss of  occupancy  or  quiet  enjoyment  of the
Premises,  and any other loss  occasioned  thereby.  It is understood and agreed that no provision of this Lease shall be  construed  as  obligating  Landlord to perform any repairs,  alterations or decorations  except as otherwise  expressly agreed herein to be performed by Landlord.  Tenant shall not change the locks on the entries to the  Premises  without  first  obtaining  the written  consent of
Landlord,  and in such event  Tenant's  new locks  shall be tied into the master locking system for the Building.

     14. UTILITIES AND SERVICES; TELECOMMUNICATIONS SERVICE PROVIDERS.

          A.  Utilities  and  Services.  Landlord  shall  furnish the  following utilities and services during reasonable hours of generally  recognized business days,  subject to the conditions and in accordance  with the standards set forth in writing  by  Landlord  from time to time  during  the Term and  delivered  to
Tenant: (i) water for lavatory and drinking purposes; (ii) snow removal service;
and (iii) elevator  service.  All other utilities and services shall be provided to the Building by utility and service  providers  chosen by and under  contract directly  with  Tenant  (except  that  Landlord  shall have to approve  any such providers of service to the Building) and shall be separately  metered to and/or paid for solely by Tenant directly to the applicable  utility company or service provider,  including, but not limited to, electricity,  gas, janitorial service,
trash  disposal  and  telecommunications   service  and  security  service  (but
excluding  water,  snow  removal  and  elevator  service  which shall be paid by
Landlord  and shall be  included in the  Expenses  for the  Building).  Tenant's janitorial service provider shall provide at a minimum the services set forth as the  Janitorial  and  Carpet  Maintenance  specifications  listed  on  Exhibit F attached  hereto.  Landlord  shall not impose a fee if Tenant elects to sell its waste paper and other recyclable materials.  Any and all security guard services required  by Tenant  shall be arranged  for by Tenant at Tenant's  sole cost and expense.  The Tenant shall notify  Landlord of the name and contact  information for the security service in case of emergency.

          B.  Interruption of Services.  In no event shall Landlord be liable to
Tenant for any loss, cost, expense or damage incurred due to any interruption or failure of any  services  or  utilities,  to be provided  by  Landlord,  if such interruption is beyond the reasonable  control of Landlord,  nor shall Tenant be entitled to any  deductions,  abatement or set-off of Rent.  Tenant shall obtain and maintain, at its sole expense, business interruption insurance in reasonable amounts to provide  coverage for a period of at least twelve (12) months for any such interruption in utilities or services during the Term of this Lease.

          C.  Telecommunications  Service  Providers.  In the event that  Tenant wishes to utilize  the  service of a  telephone  or  telecommunications  service provider ("Provider") whose

                                       16

equipment is not servicing the Building as of the date of Tenant's  execution of this  Lease or the  completion  of  Tenant's  Work,  no such  Provider  shall be permitted to install its wires or other  equipment  within the  Building  unless
Tenant has first  secured the prior  written  consent of Landlord  which consent shall not be unreasonably withheld, conditioned, denied or delayed.

               (i)   Requirements   for  Landlord's   Consent.   Until  Landlord
determines, in its sole discretion,  that all of the following requirements have been satisfied,  Landlord shall not be required to grant their consent to permit
Provider to install its wires and other equipment within the Building:

                    (a)  Telecommunications  Agreement.  Provider has executed a form of telecommunications service agreement, reasonably acceptable to Landlord.

                    (b)  No  Expense.  Tenant  and  Provider  have  agreed  that
Landlord  shall  incur no  expense  whatsoever  with  respect  to any  aspect of
Provider's provision of its services,  including,  without limitation, the costs of  installation  or  removal of  equipment  or wiring,  materials  or  service.
Notwithstanding the foregoing, Tenant has agreed to fully reimburse Landlord, or to cause  Provider to fully  reimburse  Landlord,  on demand,  for any  expenses
Landlord incurs  relating to any aspect of Provider's  provision of its devices, including, without the costs of reviewing Provider's plans, the costs (including attorney's  fees and expenses) of  negotiating  the  telecommunications  service agreement  between  Landlord  and  Provider,  and any other  costs  incurred  by
Landlord  with respect to Provider or its  installation,  including  any cost of removal of such wiring and equipment at the end of the Term of this Lease;

                    (c)  Financial  Statements  and Other  Items.  Provider  has
agreed to comply with the insurance  provisions of this Lease,  and has supplied
Landlord  with such  written  indemnities,  insurance  verifications,  financial statements,  and such other  items as  Landlord  has  requested  to protect  its financial  interests  and the interest of the Building  relating to the proposed activated of Provider;

                    (d)  Building  Rules.  Provider  has agreed to abide by such rules and regulations, job site rules, and such other requirements as determined by Landlord,  in its sole  discretion,  to protect the interest of the Building,
Landlord, and other tenants (if any) in the Building;

                    (e) Sufficient Space.  Landlord has determined,  in its sole discretion,  that there is sufficient space in the Building for the placement of all of Provider's wiring and equipment,  and Provider has agreed that all of its equipment shall be located within the Premises;

                    (f) Provider's Good Standing. Provider has provided Landlord with proof that Provider is duly licensed and reputable;

                    (g)  Compensation  for Wiring Space.  Provider has agreed to compensate  Landlord the amount determined by Landlord for all of the space used in the Building  outside the Premises for Provider's  wiring,  and for all costs that  may be  incurred  by  Landlord  in  arranging  for  access  by  Provider's personnel; security for Provider's equipment; and

                                       17

any other such costs as Landlord may expect to incur; and

                    (h)  Services to Other  Tenants.  Provider has agreed not to utilize the wiring  and/or  equipment  installed  in the Building to provide any services to any tenants or occupants of the Building,  other than Tenant,  or to any other properties other than the Building.

               (ii) Consent Is Not Landlord's Warranty. Landlord's consent under this Section 14 shall not be deemed to be any kind of warranty or representation by Landlord, including, without limitation, any warranty or representation as to the suitability, competence, or financial strength of Provider.

               (iii) No Third-Party  Rights. The provisions of this Paragraph 14 may be enforced  solely by Tenant and  Landlord,  and are not for the benefit of
any  other   party,   specifically,   without   limitation,   no   telephone  or
telecommunications  provider  shall be deemed a third-party  beneficiary of this
Lease.

               (iv) Tenant Pays Expenses.  All telephone and  telecommunications services desired by Tenant shall be ordered and utilized at the sole expense and risk of Tenant.

               (v) Tenant Responsible for Service  Interruptions.  To the extent that service by Provider is interrupted,  curtailed,  or discontinued,  Landlord
shall  have  no  obligation  or  liability   whatsoever  with  respect  thereto.
Additionally, such interruption, curtailment, or discontinuance of service shall not:

                    (a) Constitute an actual of constructive eviction of tenant, in whole or in part;

                    (b) Entitle Tenant to any  abatement,  set-off or diminution of rent;

                    (c) Relieve or release  Tenant  from any of its  obligations under this Lease; or

                    (d) Entitle Tenant to terminate this Lease, and Tenant shall
               have  the  sole  obligation,   at  its  own  expense,  to  obtain
               substitute service.

     15.  INDEMNIFICATION.  Tenant shall  defend,  indemnify  and hold  harmless
Landlord,  its respective  agents,  employees,  officers,  directors,  partners, shareholders and members ("Landlord's Related Parties") from and against any and all liabilities,  judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs arising from:
(i) Tenant's use, occupancy, conduct or operation of the Premises or the conduct of its  business,  or from any  activity,  work,  or thing  done,  permitted  or suffered by Tenant in or about the  Premises;  (ii) any breach or default in the performance of any  obligation on Tenant's part to be performed  under the terms of this Lease; (iii) any act, neglect, fault or omission of Tenant, or of any of its officers,  contractors,  agents,  servants,  employees,  guests, invitees or visitors, in or about the Building, Premises or Land; or (iv) any accident,

                                       18

injury or damage  occurring in, on or about the Premises.  This  indemnification shall survive the expiration or other  termination of this Lease. This provision shall  not be  construed  to  make  Tenant  responsible  for any  loss,  damage, liability or expense  caused solely by the  negligence or willful  misconduct of
Landlord or Landlord's Related Parties.  Notwithstanding  the provisions of this
Paragraph 15 to the  contrary,  neither  Landlord nor its agents shall be liable for any damage to property entrusted to employees in the Building,  nor for loss of or damage to any of Tenant's  property by theft or  otherwise.  Tenant  shall give prompt  notice to Landlord in case of fire or  accidents in the Premises or in the Building or of defects therein.

          Landlord shall defend, indemnify and hold harmless Tenant, its agents, employees,  officers, directors,  partners,  shareholders and members ("Tenant's
Related Parties") from and against any and all liabilities,  judgments, demands, causes  of  action,  claims,  losses,  damages,  costs and  expenses,  including reasonable  attorneys' fees and costs arising from: (i) any breach or default in the  performance of any obligation on Landlord's  part to be performed under the terms of this Lease;  (ii) any act, neglect,  fault or omission of Landlord,  or any of its officers, contractors,  agents, servants, employees or visitors in or about the Building,  Premises or Land; and (iii) any accident,  injury or damage occurring  in, on or about the Land  (other  than the  Premises)  and the Common
Areas. This indemnification shall survive the expiration or other termination of this Lease.  This provision shall not be construed to make Landlord  responsible for  any  loss,  damage,  liability  or  expense  to the  extent  caused  by the negligence or willful misconduct of Tenant or Tenant's Related Parties.

     16. INSURANCE AND WAIVER OF RECOVERY.

          A.  Tenant's  Insurance.  Tenant  shall at all times  during  the Term maintain in full force and effect with  respect to the Premises and the Building a policy or policies of: (i) comprehensive general liability insurance providing minimum  coverage  amounts of Two  Million  Dollars  ($2,000,000.00)  for bodily
injury,   including   death  for  any  one   occurrence,   One  Million  Dollars
($1,000,00.00)  for  property  damage and Two Million  ($2,000,000.00)  combined single limit, (ii) "All-Risk"  insurance providing for full replacement value on the Tenant's  personal  property,  trade fixtures and equipment in the Building,
(iii)  worker's  compensation  and  employer's  liability  insurance in form and amount satisfactory to Landlord,  (iv) business  interruption and rent insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable  to the perils  commonly  insured  against by prudent  tenants  and sufficient  to  continue to pay rent and all other  payments  to Landlord  for a period of twelve (12) months, (v) insurance against acts of terrorism,  provided
that  such  coverage  is  commercially  available  at  commercially   reasonable
premiums.  The annual  premium for  terrorism  insurance  shall be  commercially reasonable  if it is less  than or equal to one  hundred  percent  (100%) of the then-annual cost of the "all-risk"  insurance policy required in Subsection (ii)
above;  and (vi) such other coverages as may be reasonably  required by Landlord or any mortgagee of the Land or Building, each in the standard form generally in use in the state in which the  Premises  are located from a company or companies satisfactory  to  Landlord.  The  amount of such  insurance  coverages  shall be subject to increase  upon the  reasonable  request of Landlord.  Such  insurance shall be subject to  modification,  cancellation  or nonrenewal only upon thirty
(30) days notice to Landlord and any mortgagee of the Land or Building.  Tenant, at or prior to the  Commencement  Date, and thereafter not less than thirty (30)
days prior to the expiration of any such policy,  shall furnish  Landlord with a certificate of insurance of such coverage with a paid statement for the

                                       19

premium due,  such  certificate  to be in a form  acceptable to Landlord and any mortgagee of the Land or Building and naming Landlord, Landlord's managing agent and any such mortgagee as additional  insureds as their interests may appear (or in the case of a mortgagee,  by means of a standard  mortgagee  endorsement) and shall specifically make reference to the  indemnification  obligations of Tenant under this Lease. All insurance  policies obtained by Tenant shall be written as primary  policies  and not  contradicting  with or in excess of  coverage  which
Landlord may carry, if any.

          B. Waiver of  Subrogation.  Landlord and Tenant hereby  mutually waive any and all rights of recovery,  claims,  actions or causes of action arising in any manner in its (the "Injured Party's") favor against the other party for real or personal property loss or damage occurring to the Premises or to the Building or any part thereof or any personal property located therein,  to the extent the loss or damage is covered by the Injured Party's  insurance,  or would have been covered by the  insurance  the  Injured  Party is  required  to carry under this
Lease.  Landlord and Tenant shall be  obligated  to obtain  consents  from their insurance  carriers to a waiver of all rights of subrogation  against each other by inclusion of such a clause in their  respective  policies or by  endorsements thereto to the extent permitted by the laws and regulations  governing insurance in the state in which the Building is located.

          C. Landlord's Insurance. Landlord shall, throughout the Term, maintain
"All-Risk"  insurance on the Building  (excluding any personal  property,  trade fixtures or  equipment  owned or used by Tenant with  respect to which Tenant is obliged to maintain  insurance  pursuant to the provisions of Subparagraph  16A.
above)  providing for the full replacement  value thereof.  Landlord shall also, throughout the Term,  maintain general commercial  liability insurance providing minimum  coverage  amounts of Two  Million  Dollars  ($2,000,000.00)  for bodily
injury,   including   death  for  any  one   occurrence,   One  Million  Dollars
($1,000,00.00)  for  property  damage and Two Million  ($2,000,000.00)  combined single limit  covering the Land (other than the  Premises) and the Common Areas.
Landlord shall also maintain  worker's  compensation  and  employers  liability insurance  for any  employees of Landlord  which may be used to carry out any of
Landlord's  responsibilities  hereunder.  Landlord  may  also,  but shall not be obligated  to, take out and carry any other form or forms of  insurance as it or the mortgagees of Landlord may reasonably determine  advisable.  Notwithstanding any  contribution by Tenant to the cost of insurance  premiums,  as provided for herein,  Tenant  acknowledges  that it has no right to receive any proceeds from any such  insurance  policies  carried  by  Landlord.  Landlord  will not  carry insurance of any kind on Tenant's  furniture or  furnishings,  or any  fixtures, equipment,  improvements  or  appurtenances  of Tenant  under  this  Lease;  and
Landlord  shall not be  obligated  to repair any damage  thereto or replace  the same.  Upon  written  request of Tenant,  but no more than once per Lease  Year,
Landlord  shall furnish to Tenant a  certificate  of insurance  evidencing  such insurance  as Landlord  may carry with a paid  statement  for the  premium  due.
Landlord's  insurance coverage required hereunder shall comply with the terms of
Section 16.A. hereof.

     17. DAMAGE OR DESTRUCTION.

          A. Landlord's Duty to Repair and Restore. If all or a substantial part of the Premises is rendered untenantable or inaccessible by damage to all or any part of the  Building  from  fire,  the  elements,  accident  or other  casualty
(collectively, "Casualty") then, unless either

                                       20

party is entitled, and elects, to terminate this Lease pursuant to Subparagraphs
B. and C. hereof,  Landlord  shall,  at its expense,  use reasonable  efforts to repair and  restore the  Premises  and/or the  Building,  as the case may be, to substantially  their former condition to the extent permitted by then-applicable laws;  provided,  however,  that in no event shall Landlord have any obligation:
(i) to make  repairs or  restoration  beyond the  extent of  insurance  proceeds received by Landlord for such repairs or restoration;  (ii) to repair or restore any of Tenant's personal  property,  trade fixtures,  equipment,  alterations or improvements  (except to the  extent the same is  included  in  Landlord's  Work hereunder  or to the extent  Landlord  receives  the  proceeds of any  insurance therefor; or (iii) to repair or restore the Premises and/or the Building if such
Casualty  resulted from the negligence or willful act of Tenant,  its employees, officers, agents, licensees, guests or visitors ("Tenant Parties") unless Tenant shall be  liable  to  Landlord  for the cost and  expense  of such  repairs  and restoration or unless Landlord  receives the proceeds of any insurance  covering such costs.

          If Landlord is required to repair  damage to the  Premises  and/or the
Building:  (i) this Lease shall  continue in full force and effect but  Tenant's
Annual Base Rent from the date of the Casualty  through the date of  substantial completion  of the  repair  shall be abated  with  regard to any  portion of the
Premises  that  Tenant is  prevented  from using by reason of such damage or its repair,  unless such  Casualty  resulted  from the  negligence or willful act of
Tenant or  Tenant  Parties;  and (ii) in no event  shall  Landlord  by liable to
Tenant by reason of any injury to or  interference  with  Tenant's  business  or property  arising from a Casualty or by reason of any repairs to any part of the
Building necessitated by the Casualty.

          B. Landlord's and Tenant's Right to Terminate.  Landlord or Tenant may
elect to terminate this Lease following  damage caused by any Casualty under the following circumstances: (i) if, in Landlord's reasonable judgment, the Premises and the Building cannot be substantially  repaired and restored under applicable laws within two hundred  seventy  (270) days from the date of the  Casualty;  or
(ii) if adequate  proceeds are not, for any reason,  made  available to Landlord from Landlord's insurance policies to make the required repairs.  Landlord only, and not Tenant, may elect to terminate this Lease following damage caused by any
Casualty under the following circumstances:  (a) if thirty percent (30%) or more of the Premises is damaged or destroyed (including, without limitation, by smoke or water damage); (b) if thirty percent (30%) or more of the Building is damaged or destroyed (including,  without limitation,  by smoke or water damage); (c) if the Building is damaged or destroyed (including, without limitation, by smoke or water  damage) to the extent that,  in  Landlord's  sole  judgment,  the cost to repair and/or restore the Building would exceed twenty-five (25%) percent of the full replacement cost of the Building;  or (d) if the Casualty occurs during the last  twenty-four (24) months of the Term (provided that if such Casualty occurs during the last twenty-four (24) months of the Term and Tenant pays to Landlord, on demand, the unamortized costs of all Tenant Finish or other improvements made to the Building or Premises by Landlord,  or made at Landlord's expense,  plus a penalty equal to twenty percent (20%) of the Annual Base Rent which would be due for the remainder of the Term if the Lease were not terminated, Tenant may elect to terminate this Lease).

          C. Notice.  If any of the  circumstances  described in Subparagraph B.
above  occur or arise,  Landlord  shall  notify  Tenant in  writing of that fact within 120 days after the date

                                       21

of the Casualty and in such notice  Landlord  shall also advise  Tenant  whether
Landlord  has elected to  terminate  this Lease as provided in  Subparagraph  B.
hereof.

          D. Waiver.  Tenant  hereby  waives the  provisions  of any  applicable statutory or common law permitting the  termination of a lease  agreement in the event of damage to, or  destruction  of, any part or all of the Premises  and/or the Building by a Tenant.

     18. EMINENT DOMAIN. If the whole of the Building (or the real property upon which it is located) or the whole of the Premises shall be taken by the exercise of the power of  eminent  domain or  pursuant  to any  agreement  in lieu of the exercise of such power (hereinafter  called a "Condemnation  Proceeding"),  then this Lease shall  terminate  as of the date of the taking of  possession  by the condemning  authority (such date being hereinafter called the "Taking Date"). If less than the  whole of the  Building  (or the real  property  upon  which it is located) or less than the whole of the Premises shall be taken in a Condemnation
Proceeding,  Tenant may at its option terminate this Lease as of the Taking Date by giving notice of its exercise of such option within sixty (60) days after the
Taking  Date,  provided  that as a result of such  taking the  Premises  (or the remaining  portion thereof) in the reasonable  opinion of Landlord or Tenant may no longer be adequately used for the Permitted Use. If a portion of the Premises shall be taken and Tenant shall not exercise its option to terminate  this Lease or if such  taking  shall not give rise to such option to  terminate,  then this
Lease shall terminate on the Taking Date only as to that portion of the Premises so taken but shall  remain in full force and effect with respect to that portion of the Premises not so taken,  and the Rent and other charges  payable by Tenant hereunder  shall be reduced in the ratio in which the diminution of the rentable square  footage of the  Premises  following  the  Taking  Date shall bear to the rentable  square  footage  thereof  immediately  prior to such Taking Date.  All income, rent, awards or interest derived from any Condemnation  Proceeding shall belong to and be the  property of Landlord,  but this shall not preclude  Tenant from making a claim in such  Condemnation  Proceeding for the taking of Tenant's personal  property and fixtures,  for Tenant's moving expenses and for the value of Tenant's leasehold  improvements to the extent directly paid for by Tenant to a third-party contractor without credit or reimbursement from Landlord.

     19. FORCE MAJEURE. Neither Landlord nor Tenant shall be required to perform any  term  provision,  condition  or  covenant  in this  Lease  (other  than the obligation of Tenant to pay Rent as provided herein) so long as such performance is delayed or prevented by "Force  Majeure".  "Force Majeure" shall mean acts of
God,  strikes,  injunctions,  lock-outs,  material or labor  restrictions by any government  or authority,  civil  rights,  floods,  fire,  theft,  public enemy,
insurrection,   war,  terrorist  act,  court  order,  requisition  or  order  of governmental  body or authority  and any other cause not  reasonably  within the control of Landlord or Tenant,  as applicable,  and which by the exercise of due diligence by Landlord or Tenant, as applicable,  is unable, wholly or in part to prevent or overcome.  Neither Landlord nor any mortgagee shall be responsible to
Tenant for any loss or damage to any property or person  occasioned by any Force
Majeure or for any damage or  inconvenience  which may arise  through  repair or alteration of any part of the Building as a result of any Force Majeure.

                                       22

     20. DEFAULTS AND REMEDIES; BANKRUPTCY.

          A. Defaults. The occurrence of any one or more of the following events shall constitute a default by Tenant under this Lease ("Default");

               (i)  if Tenant shall fail to pay any  installment  of Rent or any other sum required to be paid by Tenant under this Lease and such failure shall  continue for ten (10) days after payment thereof is due; or

               (ii) if Tenant shall default in the  observance or performance of any of the other covenants or conditions in this Lease to be
                    performed  by  Tenant   (including  any  of  the  Rules  and
                    Regulations  now or  hereafter  established  to  govern  the
                    Building)  and such default  shall  continue for thirty (30)
                    days after written  notice to Tenant,  or if such default is of a nature that it cannot be cured within thirty (30) days, if Tenant shall fail to commence to cure such default within such  thirty  (30) day period or to  diligently  pursue such cure;

               Provided,  however,  that if Tenant shall default with respect to such payments or observances or  performances  more than twice in any six (6) month period  within the Term,  then no notice of any further  default with respect to such matters  within such period shall be required hereunder; or

               (iii)if a default  involves  a  hazardous  condition  or an event which in Landlord's  judgment is materially  detrimental  to the  Building  and within the control of Tenant,  and is not cured by Tenant  immediately  upon written notice to Tenant;
                    or

               (iv) if the interest of Tenant in this Lease shall be levied upon under execution or other legal process; or

               (v)  if any  voluntary  petition in  bankruptcy  or for corporate reorganization  or any  similar  relief  shall  be  filed by
                    Tenant,  or if any involuntary  petition in bankruptcy shall
                    be  filed   against   Tenant  under  any  federal  or  state
                    bankruptcy  or  insolvency  act  and  shall  not  have  been dismissed  within  sixty  (60)  days  following  the  filing thereof,  or if a receiver or trustee shall be appointed for
                    Tenant  or any of the  property  of  Tenant by any court and such receiver shall not be dismissed  within sixty (60) days from the date of  appointment,  or if Tenant  shall  make an assignment for the benefit of creditors,  or if Tenant shall admit in  writing  its  inability  to meet its debts as they mature; or

               (vi) if Tenant  shall  abandon  or  vacate  the  Premises  or any substantial

                                       23

                    portion  thereof,  or if the  Premises  or  any  substantial portion  thereof  are vacant for more than  thirty (30) days during the Term.

          B.  Remedies.  Landlord may treat the occurrence of any one or more of the  foregoing  Defaults as a breach of this Lease and  thereupon  at its option may,  without  further  notice or demand  except as  specifically  provided  for herein,  exercise  any one or  more  of the  following  described  remedies,  in addition to all other rights and remedies provided at law or in equity:

               (i) Landlord  may  continue  this Lease in full force and effect, and this  Lease  shall  continue  in full  force and effect as long as
          Landlord does not terminate  this Lease,  and Landlord  shall have the right to collect all Rent and other charges hereunder when due; and/or

               (ii) Landlord shall have the right at any time thereafter to give written notice of termination  to Tenant and on the  termination  date specified  in such notice  (which shall not be less than ten (10) days after the giving of such  notice),  unless the  Default is cured on or before such  termination  date, this Lease shall terminate and come to an end as fully and  completely  as if such  date were the day  herein definitely  fixed for the  expiration of this Lease,  and Tenant shall remain  liable  as  hereinafter  set  forth.  In the event of any such
          termination  of  this  Lease,   Landlord  may  then  or  at  any  time
          thereafter,  re-enter  the  Premises as set forth  hereafter.  If this
          Lease is so terminated,  then Tenant shall pay Landlord on demand: (a)
          the  amount of all past due Rent and other  losses and  damages  which
          Landlord may suffer as a direct  result of Tenant's  default;  (b) the amount of any  unamortized  improvements  to the  Building  and/or the
          Premises  paid for by  Landlord;  (c) the  amount  of any  unamortized brokerage  commissions  or other costs paid by Landlord in  connection with this Lease;  and (d) a sum equal to the amount by which (if any):
          (x) the present value of the total Rent and other benefits which would have  accrued to Landlord  under this Lease for the  remainder  of the
          Term,  if the terms of this  Lease  had been  fully  complied  with by
          Tenant,  discounted at eight  percent (8%) per annum,  exceeds (y) the total fair market  value of the  Premises for the balance of the Term.
          In the event Landlord  shall elect to terminate  this Lease,  Landlord shall have all the rights of free  entry  upon the  Premises,  without becoming liable for damages or being guilty of trespass; and/or

               (iii) Landlord shall have the right,  upon not less than ten (10)
          days prior written  notice given in accordance  with  applicable  law, unless  the  Default  is cured  within  such ten (10) day  period,  to re-enter  and  repossess  the  Premises by forcible  entry or unlawful detainer suit or other judicial  process in compliance with applicable
          law,  and  remove  all  persons  and  property   (including,   without
          limitation,   Tenant  and  Tenant's   property)   therefrom,   without
          terminating  this Lease, in which event Landlord shall be obligated to use  commercially  reasonable  efforts to re-let the  Premises for the account  of  Tenant,  for such  rent and upon  such  terms as shall be reasonably satisfactory to Landlord. If Landlord re-enters and re-lets as provided  herein,  then such  re-entry or  re-letting  shall not be construed as a termination  of this Lease  (unless  Landlord has given written  notice to Tenant of  termination  of this Lease  pursuant  to subsection  (ii)  above),  and Tenant  shall be liable to Landlord and shall pay to Landlord all Rent and other amounts due

                                       24

          and  payable by Tenant  under the terms of this Lease  (reduced by any sums received by Landlord  through any  re-letting  of the  Premises);
          provided,  in no event shall  Tenant be entitled to any excess of sums obtained by Landlord by re-letting over and above the Rent provided in this Lease to be paid by Tenant to Landlord. If Landlord shall fail to re-let the Premises after using commercially  reasonable efforts to do so,  Tenant shall remain liable for monthly Rent as the same comes due under this Lease,  or, in lieu  thereof,  at  Landlord's  sole option,
          Tenant shall pay to Landlord, upon demand, a sum equal to the then due amounts described in clauses (a) through (d) in subsection (ii) above.
          Landlord shall have the right to make such  alterations and repairs to the  Premises  that  they may  deem  necessary  in their  commercially
          reasonable   discretion  to  procure  a  replacement  tenant  for  the
          Premises.  Tenant  shall also pay to Landlord as soon as  ascertained, any  reasonable  costs  and  expenses  incurred  by  Landlord  in such re-letting  or in making such  alterations  and repairs not covered by the rentals received from such re-letting. Landlord may file suit from time to time to recover  such sums falling due and no suit or recovery of any  portion  due  Landlord  hereunder  shall be any defense to any subsequent  action  brought for any amount not  previously  reduced to judgment  in  favor of  Landlord.  Notwithstanding  any such  re-entry and/or  re-letting  without  termination,  Landlord  may at  any  time thereafter  elect to terminate  this Lease and/or  exercise any of its rights pursuant to Subparagraph 20B of this Lease.

               (iv) Landlord may enter upon the Premises and do whatever  Tenant is obligated to do under the terms of this Lease and Tenant  agrees to reimburse Landlord on demand for any expenses which Landlord may incur in affecting compliance with Tenant's obligation under this Lease plus fifteen percent (15%) of such cost to cover overhead, plus interest at the past due rate provided in Paragraph 6.B. of this Lease, and Tenant further  agrees  that  Landlord  shall not be liable  for any  damages resulting  to Tenant  from such  action.  No action  taken by Landlord under this  Subparagraph  20.B.(iv)  shall relieve  Tenant from of its obligations  under this Lease or from any  consequences or liabilities arising from the failure to perform such obligations;

               (v) Without  waiving such  Default,  apply all or any part of the
          Security  Deposit  and/or  any  unapplied  prepaid  rent to secure the
          Default or to any  damages  suffered as a result of the default to the extent of the  amount of  damages  suffered.  Tenant  shall  reimburse
          Landlord  for the amount of such  depletion  of the  Security  Deposit and/or any prepaid rent on demand;

               (vi)  Change  all door  locks and other  security  devices of the
          Tenant at the Premises and/or the Building,  and Landlord shall not be required  to provide  new keys to the Tenant  except  during  Tenant's regular  business  hours,  and only upon the condition that Tenant has secured any and all Defaults  hereunder,  and in the case where Tenant owes Rent to the Landlord,  reimbursed Landlord for all Rent and other sums  due  Landlord  hereunder.  Landlord,  on  terms  and  conditions satisfactory to Landlord in its sole discretion, may upon request from
          Tenant's  employees,  enter the Premises for the purpose of retrieving therefrom  personal  property of such  employees,  provided,  Landlord shall have no obligation to do so; and/or

                                       25

               (vii)Exercise  any and all other  remedies  available to Landlord under this Lease, at law or in equity.

          Landlord  agrees that it shall use reasonable  efforts to mitigate the damages  caused by Tenant's  default  under this Lease,  if required to do so by applicable law.

          C.  Re-entry.  If  Tenant  fails to allow  Landlord  to  re-enter  and repossess the Premises,  Landlord shall have full and free license to enter into and  upon  the  Premises  with or  without  process  of law for the  purpose  of repossessing  the Premises,  expelling or removing the Tenant and any others who may be occupying or otherwise within the Premises, removing any and all property there from and changing all door locks to the Premises.  Landlord may take these actions  without  being  deemed in any manner  guilty of  trespass,  eviction or forcible entry or detainer, without accepting surrender of the possession of the
Premises  by  Tenant,  and  without  incurring  any  liability  for any  damages resulting therefrom,  including without limitation,  any liability arising under applicable state law and without  relinquishing  Landlord's right to Rent or any other right given to Landlord  hereunder,  or by operation of law, or in equity,
Tenant hereby waiving any right to claim damage for such re-entry and expulsion, including without  limitation,  any rights granted to Tenant by applicable state law.

          D. Bankruptcy. The following shall be events of bankruptcy ("Events of
Bankruptcy") under this Lease:

               [1] Tenant's  becoming  insolvent,  as that term is defined under the  Bankruptcy  Code,  or under  the  insolvency  laws of any  state,
          district,   commonwealth  or  territory  of  the  United  States  (the
          "Insolvency Laws"):

               [2] The  appointment  of a receiver or custodian for any material part  of  Tenant's  property  or  assets,  or  the  institution  of  a foreclosure action upon any material part of Tenant's real or personal property;

               [3] The filing of a voluntary  petition  under the  provisions of the Bankruptcy Code or Insolvency Laws;

               [4] The filing of an involuntary  petition  against Tenant as the subject debtor under the  Bankruptcy  Code or Insolvency  Laws,  which either [a] is not dismissed within thirty (30) days of filing,  or [b]
          results in the issuance of an order for relief against the debtor; or

               [5]  Tenant's  making  or  consenting  to an  assignment  for the benefit of creditors or a common law composition of creditors.

          Upon the occurrence of an Event of Bankruptcy, Landlord shall have all rights and remedies available to Landlord pursuant to Subparagraph 20.B. hereof;
provided that, while a case under the Bankruptcy Code is pending in which Tenant is the  subject  debtor  and  only  for so  long as  Tenant  or its  Trustee  in
Bankruptcy  (hereinafter  referred to as "Trustee")  is in  compliance  with the provisions of Subparagraphs E., F. and G. below, Landlord shall not exercise its rights and remedies pursuant to Subparagraph 20.B. hereof.

                                       26

          E. Assumption.  If Tenant becomes the subject debtor in a case pending under the Bankruptcy Code,  Landlord's right to terminate this Lease pursuant to
Subparagraph  20.B. above shall be subject to the rights of Trustee to assume or assign  this  Lease.  Trustee  shall not have the right to assume or assign this
Lease unless  Trustee  promptly [i] cures all  defaults  under this Lease,  [ii]
compensates Landlord for monetary damages incurred as a result of such defaults, and [iii] provides "adequate assurance of future performance" on the part of the
Tenant as debtor in possession or on the part of the assignee tenant.

          F.  Adequate  Assurance.  Landlord and Tenant  hereby agree in advance that "adequate  assurance of future  performance,"  as used in  Subparagraph  E.
above, shall mean that all of the following minimum criteria must be met:

               [1] Trustee must agree that Tenant's  business shall be conducted in a first-class manner, and that no liquidating sales,  auctions,  or other  non-first-class  business  operations shall be conducted on the
          Premises;

               [2] Trustee  must agree that the use of the Premises as stated in this Lease will remain  unchanged and that no prohibited  use shall be permitted;

               [3] Trustee must agree that the  assumption or assignment of this
          Lease will not violate or affect the rights of any sublessees of space in the Premises;

               [4] Trustee  must pay to  Landlord  at the time the next  monthly installment  of Rent is due under  this  Lease,  in  addition  to such
          Monthly Base Rent  Installment of rent, an amount equal to the Monthly
          Base Rent  Installments  due under  this  Lease for the next three (3)
          months,  said  amount to be held by Landlord  in escrow  until  either
          Trustee or Tenant defaults in its payment of rent or other obligations under this Lease  (whereupon  Landlord shall have the right to draw on such escrowed funds to pay all or any portion of unpaid sums due under this Lease) or until the expiration of this Lease (whereupon the funds shall be returned to Trustee or Tenant); and

               [5] Tenant or Trustee  must agree to pay to Landlord  promptly at any time Landlord is authorized to and does draw on the escrow account the amount  necessary to restore  such escrow  account to the original level required by Subparagraph [4] of this Subparagraph F.

          G.  Termination.  In the  event  Tenant  is  unable  to [i]  cure  its defaults,  [ii] promptly reimburse the Landlord for its monetary damages,  [iii]
pay the rent and all other payments required of Tenant under this Lease when due hereunder,  or [iv] meet the criteria and  obligations  imposed by  Subparagraph
20.F. above,  Tenant agrees in advance that it has not met its burden to provide
"adequate assurance of future  performance," and this Lease may be terminated by
Landlord in accordance with Subparagraph 20.B. above.

          H.  Landlord's  Liens.  Landlord  does not hereby waive any lien on or security interest in any of Tenant's personal property,  fixtures, furniture and equipment of Tenant situated on the Premises which Landlord may have as security for the payment of Rent owed and the

                                       27

performance  of the  agreements  of this  Lease by  Tenant;  provided,  however,
Landlord agrees to subordinate any such lien or security  interest and execute a subordination, in form and substance acceptable to Landlord, of any such lien if required or  requested by any lender or creditor of Tenant which holds a lien on
or  security  interest  in  such  personal  property,   fixtures,  furniture  or
equipment.

          I. Remedies Cumulative.  All rights,  options and remedies of Landlord contained in this Lease shall be construed  and held to be  cumulative,  and not one of them shall be exclusive of the other,  and Landlord  shall have the right to pursue any one or all of such  remedies or any other  remedy or relief  which may be  provided by law,  whether or not stated in this Lease.  No waiver of any default of Tenant  hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of default if such  default  persists or is  repeated,  and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring  Landlord's consent  or  approval  shall  not be  deemed  to  waive  or  render  unnecessary
Landlord's consent or approval to or of any subsequent similar acts by Tenant.

          J.  Landlord's  Defaults.  Landlord shall in no event be in default in the  performance  of any of its  obligations  under this Lease  unless and until
Landlord  shall have failed to perform such  obligation  within thirty (30) days
(or, if the default is of a nature  that it cannot be cured  within  thirty (30)
days,  such  additional  time as is  reasonably  required  to  correct  any such default) after notice by Tenant to Landlord in writing and pursuant to the terms of this  Lease  specifying  wherein  Landlord  has  failed to  perform  any such obligation.  If Landlord  fails to cure such a default  within such time period, then  Tenant may cure such  default on behalf of  Landlord  and  Landlord  shall reimburse  Tenant  for its actual  out-of-pocket  costs of curing  such  default
within  ten  (10)  business  days  after  receipt  of  a  written   request  for
reimbursement  from  Tenant  accompanied  by any  invoices  or  other  documents evidencing Tenant's payment of such costs to cure.

     21.  ABANDONMENT OF PERSONAL  PROPERTY.  Any personal  property left in the
Premises  or any  personal  property  of Tenant  left about the  Building at the expiration or  termination of this Lease,  the  termination of Tenant's right to occupy the Premises or the abandonment or vacating of the Premises by the Tenant shall be deemed  abandoned  by Tenant  and may,  at the option of  Landlord,  be immediately removed from the Premises or such other space by Landlord and stored by Landlord at the full risk and cost of Tenant.  Landlord  shall in no event be responsible for value,  preservation or safe keeping thereof.  In the event that
Tenant does not reclaim such personal property and pay all costs for any storage and moving  thereof  within ten (10) days after the expiration or termination of the Lease,  the  termination  of  Tenant's  right to occupy the  Premises or the abandonment or vacating of the Premises by Tenant,  Landlord may dispose of such personal  property in any way that it deems proper.  If Landlord  shall sell any such  personal  property,  it shall be entitled to retain from the  proceeds the amount of any Rent or other  expenses due  Landlord,  together  with the cost of storage and moving in the expense of sale. Notwithstanding anything contained to the contrary, in addition to the rights provided herein with respect to any such property,  Landlord  shall have the option of exercising any of its other rights or remedies provided in this Lease or exercise any rights or remedies  available to Landlord at law or in equity.

                                       28

     22. TRANSFERS.

          A. Prohibited.  Tenant shall not, by operation of law or otherwise, do or allow any of the following  (collectively,  a  "Transfer")  without the prior written consent of Landlord,  except as may otherwise be expressly  provided for in this Paragraph 22:

          (i) assign,  transfer,  mortgage,  pledge,  hypothecate  or  otherwise encumber  this Lease,  the  Premises,  the  Building or any part of or interest in this Lease, the Premises or the Building;

          (ii) grant any concession or license within the Building;

          (iii)  sublet  all or any  part of the  Premises  (provided,  Landlord agrees  that it shall  not  unreasonably  withhold  its  consent  to a subletting of the Premises if neither Tenant nor its brokers or agents have  advertised  the Premises as being  available for subletting at a rental  rate less than the rental  rate  charged  under this Lease and
          Tenant is not released  from  performing  its  obligations  under this
          Lease); or

          (iii)  permit any other  party to occupy or use all or any part of the
          Premises, except as otherwise provided herein.

          This prohibition against a Transfer includes,  without limitation, (a)
     any subletting or assignment  which would  otherwise  occur by operation of law,  merger,  consolidation,  reorganization,  transfer or other change of
     Tenant's  corporate  or  proprietary   structure;   (b)  an  assignment  or
     subletting  to  or by a  receiver  or  Trustee  in  any  Federal  or  state bankruptcy,  insolvency or other  proceeding;  (c) the sale,  assignment or transfer  of all or  substantially  all of the  assets of  Tenant,  with or without  specific  assignment  of this Lease;  (d) the change in control of
     Tenant; or (e) conversion of Tenant to a limited liability entity.

          If Tenant  requests  Landlord's  consent to any Transfer,  then Tenant shall  provide  Landlord  with  a  written  description  of all  terms  and conditions of the proposed Transfer,  copies of the proposed documentation, and the  following  information  about the  proposed  transferee:  name and
     address;   reasonably  satisfactory  information  about  its  business  and business history;  its proposed use of the Premises; a copy of the proposed sublease or  assignment  agreement;  banking,  financial  and other  credit information;  and  general  references  sufficient  to enable  Landlord  to
     determine  the  proposed   transferee's   creditworthiness  and  character.
     Landlord's consent to any sublease of all or any part of the Premises shall not release Tenant from  performing its obligations  under this Lease,  but
     Tenant shall remain primarily liable  therefor.  Landlord's  consent to any
     Transfer shall not waive Landlord's  rights as to any subsequent  Transfer.
     In the event that Tenant is in default of any of its continuing obligations under this Lease while the  Premises  or any part  thereof are subject to a
     Transfer,  Landlord may collect  directly from such transferee all rents or other sums relating to the Premises  becoming due to Tenant or Landlord and apply such rents and other sums against the Rent and any other sums payable hereunder.  If the aggregate  annual rental,  bonus or other  consideration paid by a

                                       29

     transferee  for any such space  exceeds the sum of (y) Tenant's  Rent to be paid to Landlord for such space  during such period and (z) Tenant's  costs and expenses actually incurred in connection with such Transfer,  including reasonable brokerage fees,  reasonable costs of finishing or renovating the space  affected and  reasonable  cash rental  concessions,  which costs and expenses are to be  amortized  over the term of the  Transfer,  then twenty five percent (25%) of such excess shall be paid to Landlord  within fifteen
     (15) days after such amount is earned by Tenant.  Such  overage  amounts in the case of a sublease shall be calculated and adjusted (if necessary) on a lease year (or partial  lease year) basis and there shall be no  cumulative adjustment  for the Term.  Landlord  shall have the right to audit Tenant's
     books  and  records  relating  to  the  Transfer.   Tenant  authorizes  its
     transferees  to make  payments of rent and any other sums due and  payable, directly to Landlord  upon  receipt and notice from  Landlord to do so. Any attempt to Transfer by Tenant in  violation  of the terms and  covenants of this  Paragraph  22 shall be void and shall  constitute a Default by Tenant under this Lease. In the event that Tenant requests that Landlord  consider a  sublease  or  assignment  hereunder,  Tenant  shall  pay (i)  Landlord's reasonable  fees,  not to exceed  $1,000.00  per  transaction,  incurred in connection with the consideration of such request,  and (ii) all attorneys'
     fees and costs incurred by Landlord in connection with the consideration of such request or such sublease or assignment.

     Notwithstanding  anything to the contrary  contained in this  Paragraph 22,
Tenant may assign this Lease or sublease or license the  Premises in whole or in part,  upon ten (10) days prior  written  notice to  Landlord  (but  without the consent of Landlord) to an "Affiliate" of Tenant.  An "Affiliate" is any company which  controls  Tenant,  is controlled by Tenant,  or is controlled by the same company which controls Tenant. For purpose of this Paragraph 22, "Control" means ownership of at least fifty percent (50%) of the outstanding  voting  securities of such  company.  Furthermore,  in the  event  any  assignment  would  occur by operation  of law  pursuant  to a merger,  consolidation  or change in  Tenant's corporate  structure by Tenant,  or the acquisition of Tenant by another entity,
Landlord agrees not to unreasonably withhold its consent to such assignment (and the parties  agree that it shall be  reasonable  for Landlord to review and take
into  consideration   such  proposed   transferee's   financial   condition  and
creditworthiness  in making  such  determination)  if all of the other terms and conditions for an assignment contained in the immediately preceding subparagraph of this  Paragraph 22 are met by Tenant and shall  continue to be  applicable to
Tenant.  Landlord agrees to provide Tenant with written notice of its consent or refusal to consent to such an assignment within ten (10) days after receipt of a written  request  therefor  from Tenant,  which request shall include all of the items listed in the first sentence of the immediately preceding  subparagraph of this Paragraph 22.

          B. Landlord's  Transfer.  Landlord shall have the right at any time to sell,  transfer or assign, in whole or in part by operation of law or otherwise, their rights,  benefits,  privileges,  duties,  obligations or interests in this
Lease or in the  Premises,  the  Building,  or the Land and all  other  property referred to herein, without the prior consent of Tenant, and such sale, transfer or  assignment  shall be  binding  on  Tenant.  After  such  sale,  transfer  or assignment,  Tenant shall attorn to such purchaser,  transferee or assignee, and
Landlord shall be released from all liabilities and obligations under this Lease accruing after the effective date of such sale, transfer or

                                       30

assignment,  provided  Tenant shall be provided with a  commercially  reasonable non-disturbance agreement from such transferee, as described below.

     23. ESTOPPEL CERTIFICATE, ATTORNMENT, SUBORDINATION.

          A.  Subordination.  Provided that  Landlord has obtained,  in favor of
Tenant,  a written  agreement of the ground lessor or any mortgagee of Landlord, that  Tenant's  use and  possession  of the Premises and other rights under this
Lease  shall not be  disturbed  so long as Tenant is not in  Default  under this
Lease,  this Lease  shall be subject  and  subordinated  at all times to (a) all ground or underlying  leases now existing or which may  hereinafter  be executed affecting the Property,  and (b) the lien or liens of all mortgages and deeds of trust in any amount or amounts  whatsoever  now or hereafter  placed on the Land and/or Building or Landlord's  replacements and extensions thereof,  and to each advance  made or  hereafter  to be made  thereunder.  Tenant  shall  execute and deliver  upon  execution of this Lease,  and,  thereafter,  within  fifteen (15)
business  days after  delivery of a written  request  therefor a  subordination, non-disturbance and attornment  agreement ("SNDA") in form and substance similar to the form SNDA  attached  hereto and made a part  hereof as Exhibit E.  Tenant shall  attorn  to any other  party  succeeding  to  Landlord's  interest  in the
Premises, whether by purchase,  foreclosure, deed in lieu of foreclosure,  power of sale,  termination of lease or otherwise,  only upon such party's request and at such party's sole  discretion but not otherwise.  Notwithstanding  the above,
Tenant agrees that any successor in interest to Landlord shall not be (a) liable for any act or  omission  of, or  subject  to any  rights of  setoff,  claims or defenses  otherwise  assertable by Tenant  against,  any prior owner of the Land and/or Building (including without limitation,  Landlord) (b) bound by any rents paid more than one (1) month in advance to any prior  owner,  (c) liable for any
Security  Deposit not paid over to such  successor by Landlord,  and (d) if such successor is a mortgagee or a ground  lessor whose  address has been  previously given to Tenant, bound by any modification, amendment, extension or cancellation of the Lease not  consented to in writing by such  mortgagee  or ground  lessor.
Tenant  shall not seek to enforce  any remedy it may have for any default on the part of Landlord  without first giving written notice by certified mail,  return receipt requested, specifying the default in reasonable detail, to any mortgagee or lessor  under a lien  instrument  or ground  lease  covering  the Land and/or
Building whose address has been given to Tenant, and affording such mortgagee or lessor a reasonable  opportunity to perform  Landlord's  obligations  hereunder.
Tenant hereby irrevocably appoints Landlord as its attorney-in-fact in its name, place and stead to execute any such SNDA which  Tenant  fails to execute  within fifteen (15) business days after delivery of a written request for such SNDA.

          B. Estoppel Certificate or Three-Party Agreement. Tenant agrees within fifteen (15) business days (ten (10) business days for the Landlord's first loan to close after the date of this Lease) following written request by Landlord (a)
to execute,  acknowledge and deliver to Landlord and any other persons specified by Landlord,  a certificate  or three-party  agreement  among  Landlord,  Tenant and/or any third-party dealing with Landlord,  certifying (i) that this Lease is unmodified and in full force and effect, or, if modified,  stating the nature of such  modification (ii) the date to which the Rent and other charges are paid in advance,  if any, (iii) that there are not, to Tenant's  knowledge,  any uncured defaults on the part of Landlord hereunder,  or so specifying such defaults,  if any,  as are  claimed  and/or  (iv) any other  matters as such  third  party may reasonably require in connection with the business dealings of Landlord

                                       31

and/or  such  third-party  and (b) to  deliver  to  Landlord  current  financial statements of Tenant,  including a balance sheet and a profit and loss statement for at least two (2) years,  all prepared in accordance with generally  accepted accounting  principles  consistently  applied.  Tenant's failure to deliver such certificate  or  three-party  agreement  within such fifteen  (15)  business day period shall be conclusive  upon Tenant (x) that this Lease is in full force and effect without  modification except as may be represented by Landlord,  (y) that to Tenant's  knowledge there are no uncured defaults in Landlord's  performance, and (z) that no Rent has been paid in advance except as set forth in this Lease.
Tenant hereby irrevocably  appoints Landlord its  attorney-in-fact  in its name, place and stead to execute any such  certificate or three-party  agreement which
Tenant fails to execute within such fifteen (15) business day period.

     24.  RULES AND  REGULATIONS.  Tenant shall,  and shall cause its employees, invitees,  agents, visitors and licensees to, observe faithfully and comply with the "Rules and  Regulations,"  set forth on Exhibit D attached  hereto as a part hereof,  and any violation of such Rules and  Regulations  shall be a default by
Tenant  under  this  Lease.  Landlord  shall  have the right to make  reasonable changes in and additions to these rules and  regulations,  provided such changes and  additions  do not  unreasonably  affect the conduct of  Tenant's  business.
Landlord shall not be responsible to Tenant for the violation or non-performance by any  other  tenant  or  occupant  of the  Building  of any of said  Rules and
Regulations.  Tenant  acknowledges  that it has received a copy of the Rules and
Regulations.

     25.  CONFLICT OF LAWS.  This Lease shall be governed by and construed under the laws of the State in which the Premises are located.

     26. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants,  conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives and permitted successors and assigns, and shall survive the termination of this Lease.

     27.  ATTORNEYS'  FEES.  If it becomes  necessary  for Landlord or Tenant to employ an attorney or to bring suit for the possession of the Premises,  for the recovery  of any sum due under  this  Lease,  or  because  of the  breach of any provisions  of this  Lease,  or for any other  relief  against  the other  party hereunder,  then all costs and expenses,  including reasonable  attorneys' fees, whether or not suit is filed,  incurred by the  claiming  party shall be paid by the other party if the claiming party's claim is successful.

     28.  DEFINITION OF LANDLORD.  The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned,  shall be limited to mean and include only the owner of the  Building and Land  designated as "Landlord" in Paragraph 1. In the event of any transfer,  assignment or other conveyance  or transfers of any such title or leasehold,  Landlord  herein named
(and in case of any subsequent transfers or conveyances, the then grantor) shall be  automatically  freed and relieved from and after the date of such  transfer, assignment or conveyance  of all  liability as respects the  performance  of any covenants  or  obligations  on the  part of  Landlord  contained  in this  Lease thereafter to be performed.

     29.  WAIVER.  The waiver by Landlord of any breach of any term, covenant or condition  herein contained shall not be deemed to be a waiver of any subsequent breach of the

                                       32

same or any other term,  covenant or condition herein  contained,  nor shall any custom or practice  which may grow up between the parties in the  administration of the terms  hereof be deemed a waiver of, or in any way  affect,  the right of
Landlord to insist upon the performance by Tenant in strict accordance with said terms.  The  subsequent  acceptance of Rent  hereunder by Landlord  shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease,  other than the failure of Tenant to pay the particular
Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

     30.  IDENTIFICATION  OF TENANT.  If more than one person or entity executes this Lease as Tenant, [a] each of them shall be jointly and severally liable for
the  keeping,   observing  and  performing  of  all  of  the  terms,  covenants, conditions,  provisions  and  agreements of this Lease to be kept,  observed and performed by Tenant,  and [b] the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them,  with respect to the  tenancy of this  Lease,  including,  but not  limited  to, any  renewal, extension,  expiration,  termination  or  modification  of this Lease,  shall be binding upon each and all of the persons executing this Lease as Tenant with the same  force  and  effect  as if each and all of them had so acted or so given or received such notice or refund or so signed.

     31.  TERMS AND HEADINGS.  The words  "Landlord" and "Tenant" as used herein shall  include  the  plural as well as the  singular.  Words  used in any gender include other  genders.  The  Paragraph  headings of the Lease are not a part of this Lease and shall have no effect upon the construction or  interpretation  of any part hereof.

     32.  EXAMINATION  OF  LEASE.  Submission  of the  form  of this  Lease  for examination  shall  not  bind  Landlord  in any  manner,  and no  lease or other obligation  of  Landlord  shall arise  until this  instrument  is signed by both
Landlord and Tenant,  approved by the holder of any  mortgage,  deed of trust or other  financial  encumbrance on the Building having such approval  rights,  and delivery is made to each party.

     33.  TENANT'S AUTHORITY.  Each of Landlord and Tenant, hereby covenants and warrants  that:  [a] it is a duly  organized,  validly  existing  entity in good standing,  authorized and qualified to transact  business in the Commonwealth of
Kentucky with no  proceedings  pending or  contemplated  for its  dissolution or reorganization,  voluntarily  or  involuntarily;  [b] the person  executing this
Lease on its  behalf is an officer  of same who is duly  authorized  to sign and execute  this Lease on its  behalf;  and [c] this  Lease is a valid and  binding obligation of such party, enforceable in accordance with its terms.

     34.  TIME.  Time is of the  essence  with  respect to the  performance  and observance of all the terms, covenants and conditions contained in this Lease.

     35. PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all of the agreements of the parties  hereto with  respect to any matter  covered or mentioned in this
Lease and, as of the  Commencement  Date,  no prior  agreement or  understanding
(including the BBCIA Lease or the BBCIB Lease,  which shall  terminate as of the
Commencement  Date)  pertaining  to any such matter shall be  effective  for any purpose. No provision of this Lease may be amended

                                       33

or added to except by an  agreement in writing  signed by the parties  hereto or their respective successors in interest.

     36. PARTIAL INVALIDITY. If any term, covenant or condition of this Lease or the application thereof to any person or circumstances  shall, to any extent, be invalid or  unenforceable,  the remainder of this Lease,  or the  application of such term, covenant or condition to persons or circumstances other than those to which it is held invalid or unenforceable,  shall not be affected  thereby;  and such term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     37.  RECORDING.  Tenant  shall  not  record  this  Lease  nor a short  form memorandum  thereof,  without the prior written consent of the Landlord.  Tenant shall pay all costs,  fees and other expenses in connection with or prerequisite to recording.

     38.  LIMITATION  ON  LIABILITY.  Anything  contained  in this  Lease to the contrary  notwithstanding,  Tenant  agrees that Tenant  shall look solely to the estate and property of the Landlord in the Land and Building for the  collection of any judgment (or other  judicial  process)  requiring the payment of money by
Landlord in the event of any default or breach by Landlord  with  respect to any of the terms and  provisions  of this Lease to be observed  and/or  performed by
Landlord,  subject,  however,  to the prior  rights of any ground or  underlying lessor or the holder of any  mortgage  covering  the Land and  Building,  and no other  assets of the  Landlord  shall be  subject  to levy,  execution  or other judicial process for the satisfaction of Tenant's claims.  In the event Landlord conveys or transfers  its  interest in the Land or  Building,  or in this Lease, except as  collateral  security  for a loan,  upon such  conveyance  or transfer
Landlord (and in the case of any subsequent  conveyances or transfers,  the then grantor  or  transferor)  shall  be  entirely  released  and  relieved  from all liability with respect to the  performance  or any covenants and  obligations on the part of the  Landlord to be performed  hereunder  from and after the date of such  conveyance or transfer;  it being  intended  hereby that the covenants and obligations on the part of the Landlord to be performed  hereunder shall subject as aforesaid, be binding on Landlord, its successors and assigns only during and in respect of its period of  ownership of an interest in the Land or Building or in this Lease.  This provision shall not be deemed,  construed or interpreted to be or constitute any agreement,  express or implied, between Landlord and Tenant that the  Landlord's  interest  hereunder and in the Land and Building  shall be subject to impressments of an equitable lien or otherwise.

     39.  RIDERS.  Clauses, plats, riders and exhibits,  if any, affixed to this
Lease are made a part hereof.

     40. SIGNS AND  AUCTIONS.  Tenant shall not place any sign upon the Premises or the  Building or conduct any auction on the Land or in the  Building  without
Landlord's prior written consent.

     41.  MORTGAGEE'S  APPROVAL.  If any mortgagee of the Building  requires any commercially  reasonable  modification of the terms and provisions of this Lease as a condition to its  financing,  then Landlord  shall have the right to cancel and terminate this Lease if Tenant unreasonably withholds,  delays or conditions its approval or execution of such modification(s)  beyond thirty (30) days after
Landlord's request therefore, so long as such requested

                                       34

modifications do not materially  change the financial or other business terms of this Lease.  Upon such  cancellation  by Landlord,  this Lease shall be null and void and neither party shall have any liability  either for damages or otherwise to the other by reason of such cancellation.  In no event, however, shall Tenant be required to agree,  and Landlord shall not have any right of cancellation for
Tenant's  refusal to agree, to any  modification of the provisions of this Lease relating to: [a] the amount of Rent or other charges  reserved  herein;  [b] the size and/or location of the Premises;  [c] the duration and/or Commencement Date of the  Term,  [d]  reducing  the  improvements  to be made by  Landlord  to the
Premises  pursuant  to this  Lease or the Work  Letter  Agreement,  or [e] other financial or other business terms of this Lease.

     42. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment  herein  stipulated  shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any  letter  accompanying  any  check or  payment  as Rent be deemed an accord and  satisfaction,  and Landlord may accept such check or payment without prejudice to Landlord's  right to recover the balance of such Rent or pursue any other remedy  provided in this Lease.  Tenant  agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by any statute or at common law.

     43. FINANCIAL STATEMENTS. At any time during the Term of this Lease, but in no event more often than one (1) time during any Lease Year,  Tenant shall, upon ten (10) days prior written notice from Landlord, provide Landlord with its most recent financial  statement and financial  statements of the two (2) years prior to the Tenant's last financial  statement year. Such statement shall be prepared in accordance with generally  accepted  accounting  principles and audited by an
independent   certified  public  accountant   (monthly  or  quarterly  financial
statements  may be  unaudited).  In the event,  and for so long as,  Tenant is a publicly  traded company  subject to the reporting  rules and regulations of the
Securities  Exchange  Commission,  Landlord  shall not require Tenant to deliver such  financial  statements  provided  Tenant  has  given  Landlord  information sufficient for them to retrieve or download such financial  statements  from the
Internet.

     44. MISCELLANEOUS PROVISIONS.

          A.  Except with  respect to those  obligations  specifically  required hereunder  to be  performed  prior to the  Commencement  Date,  all of the other conditions,  covenants  and  agreements  of this  Lease  shall be  deemed  to be effective as of the Commencement Date.

          B. Nothing contained herein will be deemed or construed by the parties hereto,  nor by any third party,  as creating the  relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood  and agreed  that  neither  the  computation  of Rent,  nor any other provision  contained herein nor any acts of the parties herein,  shall be deemed
to  create  any   relationship   between  the  parties  hereto  other  than  the
relationship of Landlord and Tenant.

          C.  All   negotiations,   correspondences,   space   plans  and  other
information  pertaining  to  this  Lease  are to be kept  strictly  confidential
(except that Landlord may make such  disclosures as it deems  necessary to their respective employees, agents, contractor or advisors,

                                       35

and as Landlord may be required pursuant to any law, rule, regulation,  order or code) and Tenant shall not disclose the terms,  covenants and conditions of this
Lease to any  other  party  (except  its  attorneys,  brokers  and  professional consultants) without having first obtained the written consent of Landlord.

     45. CONSENTS BY LANDLORD.  In all circumstances  under this Lease where the prior consent or permission of Landlord is required  before Tenant is authorized to take any particular  type of action,  such consent must be in writing and the matter of whether to grant such consent or  permission  shall be within the sole and exclusive  judgment and discretion of Landlord,  and it shall not constitute any  nature  of  breach by  Landlord  under  this  Lease or any  defense  to the performance of any covenant,  duty or obligation of Tenant under this Lease that
Landlord denied,  conditioned,  delayed or withheld the granting of such consent or  permission,  whether or not the denial,  condition,  delay or withholding of such consent or  permission  was prudent or  reasonable  or based on good cause, unless otherwise  specifically so stated.  With respect to any provision of this
Lease which  provides  that Tenant  shall  obtain  Landlord's  prior  consent or approval,  Landlord may withhold  such consent or approval for any reason in its sole discretion,  unless the provision  specifically  states that the consent or approval  will not be  unreasonably  withheld.  With respect to any provision of this Lease which provides that Landlord shall not unreasonably  deny,  withhold, condition or delay any consent or any approval,  Tenant,  in no event,  shall be entitled to make,  nor shall Tenant make any claim for, and Tenant hereby waives any claim for any money damages; nor shall Tenant claim any money damages by way of setoff,  counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has  unreasonably  denied,  withheld,  conditioned  or delayed any consent  or  approval  and the  Tenant's  sole  remedy  shall  be an  action  or
proceeding  to  enforce  any  such  provision,   or  for  specific  performance,
injunction or declaratory judgment.

     46. DISCLAIMER; WAIVER OF JURY TRIAL.

          A. DISCLAIMER. LANDLORD AND TENANT EXPRESSLY ACKNOWLEDGE AND AGREE, AS
A MATERIAL PART OF  CONSIDERATION  FOR LANDLORD'S  ENTERING INTO THIS LEASE WITH
TENANT, THAT, EXCEPT AS OTHERWISE SET FORTH IN THIS LEASE,  LANDLORD HAS MADE NO
WARRANTIES TO TENANT AS TO THE USE OR CONDITION OF THE PREMISES OR THE BUILDING,
EITHER  EXPRESSED OR IMPLIED,  AND LANDLORD  AND TENANT  EXPRESSLY  DISCLAIM ANY
IMPLIED  WARRANTY  THAT THE  PREMISES OR THE  BUILDING  ARE SUITABLE FOR TENANTS
INTENDED  COMMERCIAL  PURPOSE  OR ANY  OTHER  WARRANTY  (EXPRESSED  OR  IMPLIED)
REGARDING  THE PREMISES OR THE  BUILDING.  EXCEPT AS EXPRESSLY SET FORTH IN THIS
LEASE OR IN THE WORK LETTER AGREEMENT,  LANDLORD AND TENANT EXPRESSLY AGREE THAT
THERE ARE NO,  AND  SHALL NOT BE ANY,  IMPLIED  WARRANTIES  OF  MERCHANTABILITY,
HABITABILITY,  FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND ARISING OUT OF
THIS  LEASE,  ALL SUCH OTHER  EXPRESSED  OR  IMPLIED  WARRANTIES  IN  CONNECTION
HEREWITH BEING  EXPRESSLY  DISCLAIMED AND WAIVED;  PROVIDED,  HOWEVER,  LANDLORD
HEREBY  REPRESENTS TO TENANT THAT THEY HAVE NOT BEEN NOTIFIED OF ANY OUTSTANDING
BUILDING DEPARTMENT  VIOLATIONS OR OPEN ALTERATION  APPLICATIONS WITH RESPECT TO
THE BUILDING. LANDLORD SHALL USE ITS BEST EFFORTS TO OBTAIN

                                       36

A CERTIFICATE OF OCCUPANCY  BASED ON THE THEN CURRENT  CONFIGURATION  AND USE OF
THE PREMISES UPON COMPLETION OF THE BUILDING IMPROVEMENTS  CONTAINED IN THE WORK
LETTER AGREEMENT. LANDLORD SHALL AGREE TO ASSIST TENANT WITH ANY BUILDING PERMIT
APPROVALS, AT NO COST OR EXPENSE TO LANDLORD.

          B.  WAIVER OF JURY  TRIAL.  LANDLORD  AND TENANT  WAIVE THE RIGHT TO A
TRIAL BY JURY AND ANY  ACTION OR  PROCEEDING  BASED  UPON,  OR  RELATED  TO, THE
SUBJECT  MATTER OF THIS  LEASE.  THIS  WAIVER IS  KNOWINGLY,  INTENTIONALLY  AND
VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY
PERSON  ACTING ON BEHALF OF  LANDLORD  HAS MADE ANY  REPRESENTATIONS  OF FACT TO
INDUCE  THIS  WAIVER  OF TRIAL BY JURY OR IN ANY WAY TO MODIFY  OR  NULLIFY  ITS
EFFECT.  TENANT FURTHER  ACKNOWLEDGES  THAT IT HAS BEEN  REPRESENTED (OR HAS THE
OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF
THIS WAIVER BY  INDEPENDENT  LEGAL  COUNSEL,  SELECTED OF ITS OWN FREE WILL, AND
THAT IT HAS HAD THE  OPPORTUNITY  TO DISCUSS  THIS WAIVER WITH  COUNSEL.  TENANT
FURTHER   ACKNOWLEDGES  THAT  IT  HAS  READ  AND  UNDERSTANDS  THE  MEANING  AND
RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF SAME HAS EXECUTED THIS
LEASE.

     47. ROOF RIGHTS.  Tenant shall have the exclusive  right to use, and shall, upon prior reasonable written request to Landlord, be provided reasonable access to all or any  portion  of the  roof  of the  Building  for  use of the  roof as follows:  (i)  to  maintain  any  existing  communication  equipment  reasonably necessary for the conduct of Tenant's  business in the  Building;  and (ii) upon prior written  request for and approval of by Landlord (which approval shall not be  unreasonably  denied,  withheld,  conditioned  or  delayed)  any  additional communications equipment;  provided, however, Landlord and Tenant shall mutually agree upon the final size, location and appearance of such additional equipment, and  provided  Tenant's  use shall  not  unreasonably  interfere  with any other tenant's  communications  or  electronic  devices in the  Blankenbaker  Business
Center  buildings  and shall not  invalidate  or lessen any roof  warranties  or insurance policies on the Building, or violate any applicable zoning or building code requirements,  binding elements or any restrictions of record affecting the
Building.  Upon expiration or other termination of this Lease,  Tenant shall, at its sole cost and expense, remove any and all of Tenant's rooftop communications equipment  and repair any damage caused by its use of the roof or the removal of the  equipment.  Tenant  shall not be charged an  additional  fee or charged for usage of space on the roof.

     48. VENTING.  Unless  already in place on the date of this  Lease, Tenant shall be required to obtain  Landlord's  prior  written  consent for any venting through  the  Building  facade  or roof  (including,  but not  limited  to,  the installation of supplemental  HVAC units,  exhaust systems,  etc.), such consent not to be unreasonably  conditioned,  withheld or delayed; provided such venting shall not invalidate or lessen any roof warranties or insurance  policies on the
Building or violate any applicable zoning or building code requirements, binding elements or any restrictions of record  affecting the Building.  Tenant shall at its sole cost and  expense  repair any  damage  caused by  venting  through  the
Building facade or roof.

                                       37

     49. HOLIDAYS. The following dates shall collectively be known as "Holidays"
and  individually   known  as  a  "Holiday":   New  Years'  Day;  Memorial  Day;
Independence Day; Labor Day; Thanksgiving Day; the Friday following Thanksgiving
Day; Christmas Day; and any other Holiday recognized and taken by national banks in Metro  Louisville.  If in the case of any  Holiday a  different  day shall be observed,  than  the  respective  days  above-described,  then  that  day  which constitutes  the day  observed  by  national  banks and in Metro  Louisville  on account of such Holiday shall constitute the Holiday under this Lease.

     50. HAZARDOUS MATERIALS.

          A. As used in this Lease,  the term "Hazardous  Materials"  shall mean
and  include  any   substance   that  is  or   contains   petroleum,   asbestos,
polychlorinated biphenyls, lead, or any other substance, material or waste which is now or is hereafter  classified  or considered to be hazardous or toxic under any federal,  state or local law,  rule,  regulation  or  ordinance  relating to pollution or the protection or regulation of human health,  natural resources or the  environment  (collectively  "Environmental  Laws") or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent property.

          B. Tenant agrees that during its use and occupancy of the Premises, it will not cause or  permit  Hazardous  Materials  to be  present  on or about the
Premises  except  in a  manner  and in  quantities  necessary  for the  ordinary performance of Tenant's  business and that it will comply with all Environmental
Laws relating to the use,  storage or disposal of any such Hazardous  Materials.
Landlord agrees that in the exercise of its rights and in the performance of its obligations under this Lease, and otherwise in connection with their presence on the Premises, they shall not cause or knowingly permit Hazardous Materials to be present on or about the Premises except in a manner and in quantities  necessary to exercise such rights or perform such  obligations,  and that they will comply with all Environmental Laws relating to the use, storage or disposal of any such
Hazardous Materials .

          C. If Tenant's  use of  Hazardous  Materials  on or about the Premises results in a release,  discharge or disposal of Hazardous  Materials on, in, at, under or  emanating  from,  the  Premises or the Land on which the  Premises are located,  Tenant  agrees to  investigate,  clean up,  remove or  remediate  such
Hazardous  Materials in full  compliance  with (a) the  requirements  of (i) all
Environmental Laws and (ii) any governmental agency or authority responsible for the enforcement of any Environmental  Laws; and (b) any additional  requirements of Landlord that are  reasonably  necessary to protect the value of the Premises or the Land on which the  Premises  are  located.  Landlord  shall also have the right, but not the obligation,  to take whatever action with respect to any such
Hazardous  Materials that it deems reasonably  necessary to protect the value of the  Premises  or the Land on which the  Premises  are located and all costs and expenses  incurred by Landlord in the  exercise of such rights  shall fall under
Tenant's indemnification obligations set forth in Subparagraph 50.F.

          D. Upon reasonable notice to Tenant, Landlord may inspect the Premises for the  purpose  of  determining  whether  there  exists  on the  Premises  any
Hazardous  Materials or other  condition or activity that is in violation of the requirements  of this Lease or of any  Environmental  Laws. The right granted to
Landlord herein to perform inspections shall not

                                       38

create a duty on Landlord's  part to inspect the  Premises,  or liability on the part of Landlord for Tenant's use,  storage or disposal of Hazardous  Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

          E. Tenant shall surrender the Premises to Landlord upon the expiration or  earlier  termination  of this  Lease  free of  debris,  waste  or  Hazardous
Materials  placed  on or about  Premises  by Tenant  or its  agents,  employees,
contractors   or  invitees,   and  in  a  condition   which  complies  with  all
Environmental Laws.

          F. Tenant  agrees to indemnify  and hold  harmless  Landlord  from and against any and all claims, losses (including, without limitation, loss in value of the Premises or the Land on which the Premises are located),  liabilities and
expenses   (including   reasonable   attorneys'   fees)  sustained  by  Landlord
attributable to (i) any Hazardous  Materials  placed on or about the Premises by
Tenant or its agents,  employees,  contractors  or  invitees,  or (ii)  Tenant's breach of any provision of this Paragraph 50.

          G.  Landlord  hereby  represents  and  warrants  that,  to the best of
Landlord's knowledge,  and except as may be specifically  mentioned in, the most recent Phase I Environmental  Report conducted by Landlord,  its predecessors in interest or their  lender  dated April 27, 1994 issued by Law  Engineering  (the
"1994  Environmental  Report") a copy of which has been delivered to Tenant,  no
Hazardous  Materials  have  been  released,  discharged  or  disposed  of on the
Premises  or the Land.  Landlord  agrees  to pay for any cost of  investigation, removal or  remediation,  in  accordance  with the  Environmental  Laws,  of any
Hazardous  Materials on the Premises or the Land  recommended  to be remediated:
(i) by the 1994 Environmental Report which have not already been remediated,  if any; or (ii) by an environmental  report to be obtained during the first quarter of calendar year 2005 for Landlord's loan for the Premises, except to the extent such Hazardous  Materials were placed on the Premises or the Land by Tenant, its agents,  contractors,  employees or licensees during Tenant's  possession of the
Premises  (whether such possession  occurred under this Lease or under the BBCIA
Lease or the BBCIB Lease). Landlord agrees to indemnify and hold harmless Tenant from and against any and all claims, losses, liabilities and expenses (including reasonable  attorneys'  fees)  sustained  by  Tenant  attributable  to  (i)  any
Hazardous  Materials placed on or about the Premises by Landlord,  their agents, employees,  contractors or invitees,  or (ii) Landlord's breach of any provision of this Paragraph 50.

          H. The  provisions of this  Paragraph 50. shall survive the expiration or earlier termination of this Lease.

     51. QUIET ENJOYMENT.  Tenant, upon paying the rent and performing the other covenants and agreements set forth herein, shall peaceably and quietly enjoy the
Premises for the term hereof without hindrance on the part of Landlord,  subject to the terms and conditions hereof.

     52. MOLD.

     Tenant, at its sole cost and expense, shall:

                                       39

               (i)  Regularly  visually inspect the Premises for the presence of mold or for any conditions  that  reasonably can be expected to give rise to mold (the "Mold Conditions"), including, but not limited to,  observed or  suspected  instances  of water damage,  mold growth,  repeated  complaints  of  respiratory ailment or eye irritation by Tenant's employees or any other occupants in the Premises, or any notice from a governmental agency of complaints regarding the indoor air quality at the
                    Premises; and

               (ii) Promptly  notify  Landlord in writing if it suspects mold or
                    Mold Conditions at the Premises.

     Landlord  agrees that nothing  contained  in the  foregoing  shall  require
Tenant to install  equipment or engage  experts or take any other similar action or expend any other out-of-pocket cost in order to fulfill its obligations under subsection (i) above.

     53. OFFICE OF FOREIGN ASSETS CONTROL ("OFAC") CERTIFICATION.

          A. Certification. Tenant certifies that:

               (i)  It is not acting,  directly or indirectly,  for or on behalf of  any  person,  group,  entity  or  nation  named  by  any
                    Executive Order or the United States Treasury  Department as
                    a  terrorist,  "Specially  Designated  National  and Blocked
                    Person," or other banned or blocked person,  entity,  nation
                    or  transaction   pursuant  to  any  law,  order,   rule  or
                    regulation that is enforced or administered by the Office of
                    Foreign Assets Control; and

               (ii) It  is  not  engaged  in  this   transaction,   directly  or
                    indirectly on behalf of, or instigating or facilitating this transaction,  directly or  indirectly on behalf of, any such person, group, entity or nation.

          B. Indemnification. Tenant hereby agrees to defend, indemnify and hold harmless Landlord from and against any and all claims,  damages,  losses, risks, liabilities and expenses  (including  attorneys' fees and costs) arising from or related to any breach of the foregoing certification.

     54. HIPAA REQUIREMENTS. Landlord shall execute and comply with the terms of the Non-Disclosure and Confidentiality  Agreement in the form attached hereto as
Exhibit G and made a part hereof. Landlord shall promptly provide a copy of such executed agreement to Tenant.

                                       40

     IN WITNESS WHEREOF,  the parties have executed this Lease as of the day and year first  above  written,  but  actually  on the dates set forth  below  their respective signatures.

Signed and Acknowledged                     "Tenant"
In the Presence of:                         SHPS, INC., a Florida corporation

________________________________            By:________________________________
Witness
                                            Print Name:________________________

________________________________            Title: ____________________________
Witness
                                            Date: _____________________________

                                            "Landlord"

                                            NTS REALTY HOLDINGS LIMITED
                                            PARTNERSHIP, a Delaware limited
                                            partnership

                                            By: NTS Realty Capital,  Inc.,
                                            a Delaware  corporation, managing
                                            general partner

                                            By:________________________________
                                               Bryan R. Russsell,
                                               Senior Vice President
Signed and acknowledged
in the Presence of :

_________________________
Witness

_________________________
Witness

                                       41

                                   "EXHIBIT A"

                                   FLOOR PLAN

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                                [GRAPHIC OMITTED]

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                                        1

                                    EXHIBIT B

                            LEGAL DESCRIPTION OF LAND

                                        1

                                    EXHIBIT B

TRACT 1:

BEGINNING at a point in the north right-of-way line of Bluegrass Parkway and the
Southeasterly  corner of the tract  conveyed  to Jim Kincer as  recorded in Deed
Book 5570, Page 686, in the Office of the Clerk of Jefferson  County,  Kentucky;
thence with  Kincer's  east line,  North 14 degrees 52 minutes 15 seconds  West,
326.75  feet to a point;  thence  leaving  Kincer's  line,  South 53  degrees 36 minutes 36 seconds  East,  108.67  feet to a point;  thence  North 74 degrees 49 minutes  35 seconds  East,  49.50  feet to a point;  thence  South 15 degrees 06 minutes  11 seconds  West,  63.00  feet to a point;  thence  South 88 degrees 11 minutes  25 seconds  East,  97.90  feet to a point;  thence  North 14 degrees 36 minutes  02 seconds  East,  89.98  feet to a point;  thence  North 75 degrees 13 minutes 04 seconds  East,  191.81  feet to a point;  thence  North 07 degrees 18 minutes 03 seconds  East,  192.67  feet to a point;  thence  North 73 degrees 52 minutes  52 seconds  East,  50.65  feet to a point;  thence  South 82 degrees 30 minutes 51 seconds East, 194.41 feet to a point; thence with the right-of-way of
Kentucky Mills Drive and with the arc of a curve to the left, having a radius of
1462.39 feet, and a chord of South 07 degrees 42 minutes 40 seconds West, 398.21 feet to a point;  thence South 00 degrees 06 minutes 51 seconds East, 75.00 feet to a point;  thence  with the arc of a curve to the  right,  having a radius  of
170.00 feet, and a chord of South 19 degrees 48 minutes 52 seconds West,  115.89 feet to a point;  thence South 39 degrees 44 minutes 37 seconds West,  4.03 feet to a point;  thence  with the arc of a curve to the  right,  having a radius  of
40.00 feet,  and a chord of South 81 degrees 26 minutes 54 seconds  West,  53.22 feet to a point in the north right-of-way line of Bluegrass Parkway; thence with said line of  Bluegrass  Parkway  along an arc of a curve to the left,  having a radius of 570.00 feet, and the following chords:  North 68 degrees 52 minutes 51 seconds West,  237.69 feet to a point and South 87 degrees 03 minutes 02 seconds
West, 237.69 feet to the point of beginning; and being designated as Tract 1, as more  particularly  shown  on  the  Minor  Subdivision  Plat,  approved  by  the
Louisville and Jefferson  County  Planning  Commission,  attached to the deed of record in Deed Book  6489,  Page 972,  in the  Office of the Clerk of  Jefferson
County, Kentucky.

BEING a part of the same property conveyed to Blankenbaker Business Center Joint
Venture by deed dated December 28, 1990, of record in Deed Book 6024,  Page 297, by deed dated  April 28,  1994,  of record in Deed Book 6447,  Page 877, by deed dated August 4, 1994,  of record in Deed Book 6489,  Page 995, and by deed dated
August 4, 1994,  of record in Deed Book  6490,  Page 6, all in the Office of the
Clerk of Jefferson County, Kentucky.

TRACT 2:

BEING  Tract  III as  shown  on the  minor  subdivision  plat,  approved  by the
Louisville and Jefferson  County  Planning  Commission,  attached to the Deed of record in Deed Book  6024,  Page 302,  in the  Office of the Clerk of  Jefferson
County,  Kentucky;  and being further shown as Tract 4 on the minor  subdivision plat,  approved by the  Louisville  and Jefferson  County  Planning  Commission,
attached  to the Deed of record in Deed Book 6489,  Page 972,  in the  aforesaid
Clerk's Office.

                                       2

BEING the same property  conveyed to Blankenbaker  Business Center Joint Venture by Deed dated  December 28, 1990, of record in Deed Book 6024,  Page 302, in the
Office of the Clerk of Jefferson County, Kentucky.

TOGETHER  WITH the right to use in common with others the access  easements  set out in Declaration of  Cross-Easement  of record in Deed Book 5924, Page 754, as amended in Deed Book 6365, Page 106, both in the aforesaid Clerk's Office.

TRACT 3:

BEGINNING at a point in the northerly  right-of-way line of Bluegrass Parkway at the southeasterly corner of the tract conveyed to Jim Kincer as recorded in Deed
Book 5570, Page 686, in the Office of the Clerk of Jefferson  County,  Kentucky;
thence  North 14 degrees 52 minutes 15 seconds  West,  326.75  feet to the "TRUE
POINT OF BEGINNING";  thence North 14 degrees 52 minutes 15 seconds West, 105.31 feet to point;  thence North 73 degrees 52 minutes 20 seconds East,  297.02 feet to a point; thence North 15 degrees 02 minutes 06 seconds West, 185.86 feet to a point;  thence  South 74 degrees 57  minutes  54 seconds  West,  42.00 feet to a point;  thence  North 15 degrees 02 minutes 06 seconds  West,  208.21  feet to a point;  thence  South 74 degrees 55 minutes 50 seconds  West,  196.17  feet to a point;  thence  North 14 degrees 50 minutes 16 seconds  West,  160.99  feet to a point in the south right of way line of  Interestate  64;  thence with the south right of way line of Interstate 64, North 87 degrees 41 minutes 57 seconds East,
191.00 feet to point; thence North 89 degrees 35 minutes 05 seconds East, 212.25 feet to a point; thence South 14 degrees 53 minutes 50 seconds East, 456.34 feet to a point;  thence North 73 degrees 52 minutes 20 seconds East, 27.61 feet to a point;  thence  South 82 degrees 30  minutes  51 seconds  East,  66.74 feet to a point;  thence South 73 degrees 52 minutes 52 seconds West, 50.65 feet to point;
thence  South 07 degrees 18 minutes  03 seconds  West,  192.67  feet to a point;
thence  South 75 degrees 13 minutes  04 seconds  West,  191.81  feet to a point;
thence  South 14 degrees 36  minutes  02  seconds  West,  89.98 feet to a point;
thence  North 88 degrees 11  minutes  25  seconds  West,  97.90 feet to a point;
thence North 15 degrees 06 minutes 11 seconds East, 63.00 feet to point;  thence
South 74 degrees 49 minutes 35 seconds West, 49.50 feet to a point; thence North
53  degrees  36  minutes 36  seconds  West,  108.67  feet to the "TRUE  POINT OF
BEGINNING,"  containing 4.803 acres, more or less, and being designated as Tract
2 on the Minor Subdivision Plat, approved by the Louisville and Jefferson County
Planning Commission, attached to the deed of record in Deed Book 6489, Page 972, in the Office of the Clerk of Jefferson County, Kentucky.

BEING a part of the same property  conveyed to NTS/BBC I, by Deed dated December
27, 1989,  of record in Deed Book 5924,  Page 744, by Deed dated August 4, 1994, of record in Deed Book  6489,  Page 972,  and by Deed dated  August 4, 1994,  of record in Deed Book 6489,  Page 987, all in the Office of the Clerk of Jefferson
County, Kentucky.

TOGETHER  WITH the right to use in common with others the access  easements  set out in Declaration of  Cross-Easement  of record in Deed Book 5924, Page 754, as amended in Deed Book 6365, Page 106, both in the aforesaid  Clerk's Office,  and the access easements as shown

                                        3

on the plat  attached to the Deed of record in Deed Book 6024,  Page 302, in the aforesaid Clerk's Office, and the access easements as shown on the plat attached to the  instrument of record in Mortgage  Book 3030,  Page 652, in the aforesaid
Clerk's Office.

                                        4

                                   "EXHIBIT C"

                              WORK LETTER AGREEMENT

Gentlemen:

     You (hereinafter  called "Tenant") and we (hereinafter  called  "Landlord")
are executing  simultaneously  with this Work Letter Agreement,  a written lease
(the "Lease")  covering those certain  premises more  particularly  described in
Exhibit A to the Lease (hereinafter referred to as "Premises"),  in the building having an address of 11405 Bluegrass Parkway, Louisville, Kentucky 40299.

     This  Exhibit C sets forth the work and costs of work  required to complete the  improvements to the Premises (the "Tenant Finish") so that the Premises are suitable  for Tenant's  continued  occupancy in  accordance  with the Lease.  To induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent that the  provisions of this  agreement may apply  thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

1. Landlord's Work.

     1.1  Description.  Subject to the terms and  conditions of this Work Letter
Agreement, Landlord agrees to perform, at its sole cost and expense, the work to
Substantially Complete (as such term is defined in Section 3 of this Work Letter
Agreement) the following  items on or before the dates provided below  (provided
Landlord is not delayed by Tenant's  failure to provide any approvals  hereunder required with respect to the Approved  Landlord's  Work Plans (as defined below)
or other  delay  caused by Tenant or by Force  Majeure) in  accordance  with the
Approved  Landlord's Work Plans, as such term is defined below (the  "Landlord's
Work"):

     1.1.1 The following  work shall be  Substantially  Completed  within thirty
(30) days after the full execution of the Lease by Landlord and Tenant:

          A.   Building Sewer System:

               Landlord's  maintenance  personnel  shall  clean all sewer  drain lines and establish a preventative maintenance program to be monitored by Landlord's maintenance  personnel.  Landlord shall report to Tenant regarding the condition of the drain lines as determined  and observed during such initial  cleaning.  Any drain lines  determined  to be too severely  clogged or damaged to benefit from cleaning will be replaced by  Landlord  as may be  further  described  in  subsection  1.1.4 (D)
          hereof.

     1.1.2 The  following  work shall be  Substantially  Completed  by  Landlord within sixty (60) days after the later to occur of: (i) the Commencement Date of the  Lease;  and (ii) the date on which the  Landlord's  Work  Plans  become the
Approved Landlord's Work Plans (the "Start Date"):

                                        1

          A. Exterior Window Modifications.

               Landlord shall repair all leaks in exterior windows and cover all interior  building  window sills with a 6" x 3/8"  laminate  material, which material shall be approved by Tenant,  provided,  however, prior to repairing such leaks,  Landlord shall consult with Tenant regarding the method used to make such repairs, and, if Tenant elects,  Landlord shall  use a  method  of  repair  that is  chosen  by  Tenant,  in its reasonable  discretion.  Landlord  agrees that it shall be responsible for the costs to repair or replace any of such laminate material which becomes  damaged by any such leaks for a period of six (6) years after the date of Substantial Completion of this item 1.1.2 (A).

          B. Monument Sign:

               Landlord  shall install a new monument sign on Bluegrass  Parkway utilizing a brick base with side panel lit up with uplights mounted on grade in front of the sign.

     1.1.3 The  following  work shall be  Substantially  Completed  by  Landlord within ninety (90) days after the Start Date:

          A. Loading Docks:

               Landlord shall install a recessed  scissor-lift mutually approved by Landlord and Tenant in the existing garage area.

     1.1.4 The  following  work shall be  Substantially  Completed  by  Landlord within one hundred twenty (120) days after the Start Date:

          A. Cafeteria Relocation and Upgrade:

               Landlord  shall move the dining area  inside the  Building to the rear of the Building and install new tile  flooring and  wallcovering, such wallcovering to be mutually approved by Landlord and Tenant;

               Landlord  shall  make any  changes  to the  existing  dining  and service areas  necessary to support  traffic  changes to the area as a result of the relocation and upgrade of the cafeteria;

               Landlord  shall  install a glass door and wall system which would match the  existing  Building  storefront  glass  system for view onto courtyard;

          B. Visitor's Entrance:

               Landlord  shall  either  modify  the  existing  entrance  to  the
          Building facing  Bluegrass  Parkway to extend the  entranceway  toward
          Bluegrass Parkway out

                                        2

          from the Building, or shall create a new main entrance in the Building at another location,  in accordance with the Approved  Landlord's Work
          Plans;

               The doorway  shall be covered by Landlord by a  decorative  steel canopy mounted on a newly created  entrance walkway covered with brick pavers or scored  concrete which is to be extended to create a band of paving in front of the new entranceway;

               Landlord shall install new  landscaping  at the new  entranceway.
          Landlord shall add new interior  finishes  inside the new  entranceway and remove the steel rails on the existing  staircase  and repaint the remaining  structure.  Landlord  shall install a new railing system of polished metal and floorcap with continuous glass bands supporting the
          handrail  and  install  ceramic  tile,  vinyl  wallcovering,   upscale
          lighting and a new receptionist's desk;

          C. Employee Entrance:

               Landlord shall transform the existing  visitors'  entrance at the rear of the  Building to become the  employee  entrance  with the same curbing  and paver  treatment  used on the new visitor  entrance,  but without a vestibule or canopy;

          D. Restrooms/Building Sewer System:

               Landlord  shall  renovate  existing  restrooms by installing  new sinks and  faucets,  new laminate  counters  and  handicap  accessible sloped  vanities and replace  existing  lavatory  partitions  with new partitions. Landlord shall replace existing tile floors and walls with new tile to be mutually agreed upon by Landlord and Tenant;

               If it is determined  during the cleaning of the sewer drain lines that any drain lines need to be replaced as  described  in  subsection
          1.1.1(A),  then  Landlord  shall  replace  such drain  lines and shall coordinate  such  work  with  the  renovation  work  to the  restrooms described above.

          E. HVAC Upgrades:

               Landlord  shall  add  five  additional  HVAC  units  to aid  with conference rooms and areas requiring  separate  temperature  controls;
          replace existing manual  thermostats with new programmable  thermostat allowing timed temperature settings and balance Building's HVAC system once all  units  are  installed  to  maximize  existing  equipment  in employee  locations,  tying all HVAC  units to an  automated  Building control system. Landlord shall clean all existing HVAC duct work;

                                        3

          F. Parking Lot:

               Landlord  shall  repair the parking lot and overlay  with 1 1/2" of new pavement and re-stripe parking lot as currently striped;

          G. Sidewalk and Building Repairs:

               Landlord shall replace  cracked and  deteriorated  (in Landlord's reasonable  opinion)  sidewalk  areas around the Premises and seal and repair the existing  expansion joint between the sidewalk and the face of the  Building.  Landlord  shall  replace all caulked  joints in the brick face of the  Building  with caulk  having a color of caulk which matches the colors of the Building and is approved by Tenant;

               Notwithstanding  the  foregoing,  Landlord  shall use  reasonable efforts to  coordinate  the work set forth in  subsections  1.1.4 (B),
          (C), (F) and (G) with the Tenant's Work and shall not proceed with any such work until the same has been coordinated with Tenant,  who agrees to act reasonably and in good faith.

     1.1.5 The  following  work  shall be  Substantially  Completed  within  one hundred fifty (150) days after the Start Date:

          A. Courtyard:

               Landlord shall install or construct the following items:

                    Resurface the existing  painted  concrete block walls in the courtyard and receiving area with a heavy textured pigmented coating  similar to stucco in a neutral color to be selected by Tenant;

                    Modify  landscaping inside the courtyard to screen the walls of the  courtyard  by adding new trees  along the  perimeter that are  all-consistent in size and mature enough to screen the view of the block walls;

                    Fill in the  existing  steel gate area with  concrete  block surface  of the same  material  as the rest of the  existing concrete block;

                    Install a new 6'x 8' ornamental steel gate to be agreed upon
                    by  Landlord   and  Tenant  to  allow  access  for  periodic
                    maintenance to the courtyard;

                    Have painted a company  specific  motivational  mural on the
                    20' area of wall on the  existing  walkway  from the  dining room area to the courtyard,  based upon an artists rendering to be provided by Tenant;

                    Install a decorative fountain, to be agreed upon by Landlord and  Tenant,  to the  existing  planter at the center of the courtyard  with the water lines  draining  into the existing landscaping surrounding the fountain;

                                        4

               Install a decorative screen wall around the existing generator to block the view but not hamper operation and maintenance; provided that, at Tenant's option, Tenant may install a new generator in a location  reasonably  chosen by Tenant and  approved by Landlord, which approval shall not be unreasonably withheld, in which case,
               Tenant  may elect to have the wall  constructed  around  such new generator;

               Create a new outdoor dining area using pavers or scored  concrete with new  outdoor  employee  tables  and  seating  with  parasols mounted at each  individual  table  outside  the newly  relocated employee  dining  room area,  all covered by a  decorative  steel trellis-type  structure and  overlooking  a terrace  seating area surrounding  a circular  amphitheater-type  gathering  area to be used as a center point for outdoor meetings.

     1.1.6 The following work shall be coordinated to be Substantially Completed with the Tenant's Work and shall not be commenced until such  coordination  with the Tenant  Work has been  determined,  and  Landlord  and  Tenant  agree to act reasonably and in good faith to coordinate such work and the Tenant Work:

          A. Ceiling Tiles:

               Landlord  shall replace all existing  ceiling tiles using a 2'x4'
          ceiling  tile  that  gives the  appearance  of a 2'x2'  ceiling  tile.
          Ceiling tile replacement shall be done in phases during business hours as directed by Tenant in order for Tenant to arrange for  employees to be moved to a swing  space  while  ceiling  tiles in each  area of the
          Building are being replaced. Landlord shall use reasonable efforts not to disrupt Tenant's business during ceiling tile replacement;

          B. Computer Cabling (coordinate with TI and F):

               Landlord  shall  replace all  computer  cabling  with  category 6
          (CAT6)  computer   cabling   (coordinating   work  with  ceiling  tile
          replacement) above ceiling tiles.

     1.2  Landlord's  Work  Plans.  Landlord,  within  45 days  after  the  full execution  of the  Lease,  at its sole  cost and  expense,  shall  have the work described in  subsections  1.1.2  through  1.1.6 above  converted  into detailed construction  plans and specifications for Landlord's Work and shall submit such plans and specifications to Tenant for approval.  Landlord's Work Plans shall be subject to Tenant's approval, which approval shall not be unreasonably withheld, conditioned  or delayed.  Tenant shall have twenty (20)  business  days from the date of receipt of  Landlord's  Work Plans  either to approve  same or to notify
Landlord of its objections thereto, which objections shall be made in writing in sufficient  detail and  specificity,  and with  suggested  changes that would be acceptable to Tenant, to enable Landlord to correct or cure same. Landlord shall have ten (10) business days after receipt of Tenant's written  objections within which to have  Landlord's  Work Plans  revised and submitted to Tenant for final approval.  Tenant shall provide its final approval of the Landlord's  Work Plans within ten (10) business days after

                                        5

receipt of such revised  plans.  Upon such  approval,  Landlord and Tenant shall each  execute  two (2)  sets of the  Landlord's  Work  Plans,  with  each  party retaining  one such set.  When  approved by Tenant as provided for herein,  such plans and  specifications  shall become the  "Approved  Landlord's  Work Plans".
Landlord shall pay all costs for design fees for  Landlord's  Work. It is agreed that  Landlord's  obligation to  substantially  complete  Landlord's Work by the dates  provided  above is subject to: (i) any failure by Tenant to furnish plans and  specifications  as provided for in Section 5 of this Work Letter Agreement;
(ii) Tenant's request for materials,  finishes or installations other than those included on the  Approved  Landlord's  Work Plans;  (iii)  Tenant's  request for changes in the Approved  Landlord's  Work Plans;  or (iv) any delay by Tenant in responding  to or  approving  Landlord's  Work Plans within the time periods set forth in this  subsection  1.2, or any delay caused by the inability of Landlord and Tenant to agree on final approval of Landlord's Work Plans.

2. Tenant's Work.

     2.1 Tenant Improvement Allowance. Landlord shall make available to Tenant a
Tenant Improvement  Allowance in the amount of Two Million Dollars  ($2,000,000)
(the "Tenant  Improvement  Allowance")  as provided for in Paragraph 1.V. of the
Lease  which  shall be held in an Escrow  Account  (over  which  Landlord  shall exercise disbursement authority) and disbursed in accordance with this Section 2 to be utilized to pay for Tenant's Work (as defined hereafter).  "Tenant's Work"
shall mean and include all work and  improvements  to the Premises in accordance
with  the   Approved   Tenant's   Work  Plans  (as  defined   below)   including
telecommunications  and data  equipment,  to the extent same are included in the
Approved Tenant's Work Plans. The Tenant  Improvement  Allowance may be utilized
to  pay   the   cost   of   space   planning,   development   of  any   and  all
construction-related  plans,  specifications and drawings, physical improvements to the  Premises,  signage,  telecommunication  and data  expenses,  information service expenses, interior decorating fees and furniture for the Premises and to pay for any other costs included in completing  Tenant's Work. Any work or items not specified in this Subsection 2.1, or in excess of the Approved Tenant's Work
Plans,  shall be  performed  by Tenant at its sole cost and  expense,  but shall still  require  Landlord's  prior  written  consent.  In the event  that  Tenant requires Landlord to perform any of Tenant's Work,  whether utilizing the Tenant
Improvement  Allowance or Tenant's own funds,  Landlord  shall be entitled to be paid a construction  management  fee equal to 5.9% of all costs of  construction
(hard and soft) of that portion of the Tenant's  Work which  Landlord  performs, payable to Landlord pursuant to construction draws submitted in a manner similar to the draw requests required by Tenant for disbursal of its Tenant  Improvement
Allowance as provided  herein;  provided,  however,  Landlord shall receive a 3%
construction  management  fee  for any  change  orders  which  are a part of the
Tenant's Work which Landlord actually performs. The Tenant Improvement Allowance shall be disbursed to Tenant on a monthly  basis upon written  request by Tenant on AIA Form G-702 (or such other form as Landlord and Tenant may mutually  agree to use) accompanied by invoices,  partial lien waivers and Tenant's contractor's or  architect's  certification  that the work for which the draw is requested is
Substantially  Complete (as such term is defined below),  and such other back-up documentation  as Landlord may reasonably  request  (provided that Tenant's draw request which is submitted for the last draw on Tenant's  Improvement  Allowance shall be accompanied by final lien waivers);  provided,  however,  to the extent
Landlord performs the Tenant's Work, Landlord shall be responsible for obtaining the

                                        6

accompanying  documents and  information  required by this sentence as a part of its construction management duties.

     2.2  Performance of Tenant's  Work. In the event that Tenant  contracts for the  completion of Tenant's Work with someone  other than  Landlord:  (a) Tenant shall provide  construction  documents for  Landlord's  review and prior written approval  before  commencing  construction;  (b) Tenant  shall agree that all of
Tenant's Work shall be completed in a good and workman like manner in accordance with the terms of the Lease,  the Approved  Tenant's  Work Plans and will comply with all  applicable  local,  state  and  federal  laws,  ordinances,  codes and regulations including, but not limited to the Americans with Disabilities Act of
1990,  as amended;  and (c) Tenant shall also obtain  Landlord's  prior  written approval of  Tenant's  contractor  and any  sub-contractors  performing  work in excess of $25,000.00.

     2.3  Cost of Tenant's  Work.  Any of  Tenant's  Work which  Tenant requires
Landlord to perform which is in excess of the Tenant Improvement  Allowance,  or is to be paid for by Tenant using Tenant's own funds,  shall be at the sole cost of Tenant and payable on a monthly basis to Landlord.

     2.4  Completion of Tenant's Work. Tenant's Work may be performed throughout the Term after Tenant's Work Plans have become the Approved  Tenant's Work Plans in accordance  with the terms of  subsection  5.2 hereof,  at the  discretion of
Tenant,  provided that Tenant's Work shall be Substantially Completed and all of the Tenant  Improvement  Allowance utilized within twenty four (24) months after the  Commencement  Date of the Lease ("Tenant  Allowance Stop Date");  provided, however,  that if all of Tenant's Work has not been Substantially  Completed and all of the Tenant Improvement Allowance utilized within twelve (12) months after the  Commencement  Date of the  Lease,  any  amount  of the  Tenant  Improvement
Allowance  which  remains in  Landlord's  Escrow  Account as of such date may be transferred by Landlord to an operating  account and may be utilized by Landlord for any purpose  whatsoever (which  utilization by Landlord shall not reduce the total  amount of  Tenant  Improvement  Allowance  to which  Tenant  is  entitled hereunder)  unless and until Tenant  shall  request a  disbursement  thereof (or portion  thereof) prior to the Tenant Allowance Stop Date in the same manner and
in  compliance   with  the  terms  set  forth  in  subsection   2.1  hereof  for
disbursements  from  Landlord's  Escrow  Account.   Any  amount  of  the  Tenant
Improvement Allowance remaining in Landlord's operating account after the Tenant
Allowance  Stop  Date  shall be  disbursed  to  Landlord  within  ten (10)  days thereafter.  If Tenant requires Landlord to perform Tenant's Work hereunder, any delay in  performing  such work shall  extend the time for  Tenant's  Work to be
Substantially  Completed,  unless  such  delay is  caused  by Tenant or by Force
Majeure.

3.  Substantial  Completion.  The  Landlord's  Work and the  Tenant's  Work,  as
applicable,   shall  be  deemed   "Substantially   Complete"  or  "Substantially
Completed",  as provided  above,  when such work is  completed  subject  only to
"punch list items" which are details of construction,  decoration and mechanical and electrical  adjustments which, in the aggregate,  are minor or insubstantial in  character.  Landlord  and  Tenant  shall each give the other a seven (7) day notice  prior to  Landlord's  Work or Tenant's  Work,  as the case may be, being
Substantially  Completed  so that  Landlord  and Tenant can inspect the Premises within said seven (7) day period for  purposes of compiling a list of punch list items (the "Punch  List").  Landlord  and/or  Tenant,  as  applicable,  shall be obligated to begin correcting and diligently pursue the correction of Punch

                                        7

List items after completion of the Punch List, and shall complete the Punch List items within thirty (30) days.

4. Warranty.  Landlord shall warrant that the Landlord's  Work will be free from defects in  workmanship or material for a period of one (1) year (except for the windowsills,  which shall have a period of six (6) years)  following the date on which Landlord's Work shall be Substantially  Complete;  provided,  however,  if
Landlord obtains a warranty reasonably acceptable to Tenant from the Contractors
(as defined  herein)  Tenant  shall  accept such  warranty  and look only to the
Contractors  for such  warranty.  If within one (1) year  after the  Substantial
Completion of  Landlord's  Work (within six (6) years for the  windowsills)  any part of such  improvements  is found not to be in compliance  with the foregoing warranties,  the Landlord shall promptly correct the  noncompliance at their own expense after receipt of written notice from Tenant.  Tenant shall give any such notice promptly after discovery of the objectionable condition.

5. Plans and Specifications.

     5.1 Tenant  Finish.  "Landlord's  Work" shall mean and include all work and improvements  to the Premises  described  in Section 1.1 hereof,  which shall be more particularly  described in the Approved  Landlord's Work Plans. Any work in excess of the  Approved  Landlord's  Work  Plans  shall be  performed  by Tenant utilizing  the  Tenant  Improvement  Allowance,  or at  Tenant's  sole  cost and expense, pursuant to the terms of Section 2 hereof. The Landlord's Work shall be performed  with  materials  of the type and quality  specified  in the  Approved
Landlord's  Work  Plans.  "Tenant's  Work"  shall mean and  include all work and improvements  to the Premises  described  in Section 2.1 hereof,  which shall be more  particularly  described in the Approved  Tenant's Work Plans. The Tenant's
Work shall be performed with materials of the type and quality  specified in the
Approved  Tenant's Work Plans,  which shall be consistent with other  comparable office buildings located in the Blankenbaker Industrial Park area in Louisville,
Kentucky.

     5.2 Tenant Work Plans.  Tenant  shall  cause its  architect  to develop and prepare complete plans and  specifications for Tenant's Work (the "Tenant's Work
Plans"), the cost of which shall be paid using the Tenant Improvement Allowance, for all  anticipated  improvements to the interior and exterior of the Building, including, without limitation,  architectural,  plumbing, mechanical, electrical and  engineering  plans  and  detailed  specifications  for all  mechanical  and electrical  work,  communication,  data, and space planning for all improvements including location of doors, partitioning,  reflected ceiling tiles, outlets and switches,  telephone outlets,  extraordinary floor requirements (in excess of 70 pounds per square foot) and other  special  requirements  as  necessary  for the
Tenant's  Work.  Tenant shall submit the Tenant's Work Plans to Landlord  within one hundred  twenty  (120) days after the  Commencement  Date of the Lease.  The
Tenant's Work Plans shall be subject to Landlord's prior written approval, which approval  shall  not be  unreasonably  withheld,  conditioned  or  delayed.  The
Tenant's Work Plans shall provide that all work comply with all laws,  statutes, ordinances, rules or regulations of any governmental authority applicable to the
Building.  During the course of  preparation  of Tenant's  Plans,  Tenant  shall consult with  Landlord's  architects  and engineers and seek  Landlord's  advice concerning the Tenant's Work to be constructed  pursuant  thereto so as to avoid any unnecessary delays which may result due to incompatibility  between Tenant's
Work Plans and the Landlord's

                                        8

Work Plans, or due to the inability to obtain materials,  and Landlord agrees to so consult with and advise Tenant during the course of  preparation  of Tenant's
Plans.  Landlord  shall have ten (10)  business days from the date of receipt of the  Tenant's  Work  Plans  either to  approve  same or to notify  Tenant of its objections  thereto,  which  objections  shall be made in writing in  sufficient detail and  specificity  and with suggested  changes that would be acceptable to
Landlord,  to enable  Tenant to correct or cure same.  Tenant  shall have twenty
(20) business days after receipt of Landlord's  written  objections within which to have the  Tenant's  Work Plans  revised and  submitted  to Landlord for final approval.  Upon such  approval,  Landlord  and Tenant shall each execute two (2)
sets of the Tenant's  Work Plans,  with each party  retaining  one such set. The
Tenant's  Work  Plans,  when  approved  by  Landlord,  are  referred  to  herein collectively as the "Approved Tenant's Work Plans."

     5.3  Approved  Plans.  The  Approved  Landlord's  Work  Plans and  Approved
Tenant's Work Plans may sometimes be referred to herein as the "Approved Plans".
The Approved  Plans shall be designed and stamped by registered  representatives in their  respective  fields of discipline at Landlord's or Tenant's  expense as set forth in this Work  Letter  Agreement.  Landlord  shall be  entitled  in all respects to rely upon the Approved  Plans and any and all other plans,  drawings and  information  as may be supplied by Tenant.  The Approved  Plans shall be in compliance with applicable  building codes, the Americans with  Disabilities Act of 1990, as amended,  and insurance  regulations  for a fire  resistant  Class A building,  and  shall be in a form  satisfactory  for  filing  with  appropriate governmental  authorities  for permits and licenses  required for  construction.
Except for any warranty  expressly  provided by Landlord for Landlord's  Work as required in Section 4 hereof,  Landlord's  approval of the  Tenant's  Work Plans shall not in any way be  construed  as a warranty  by  Landlord  to Tenant  with respect to any of the Tenant Finish.  Landlord and Tenant  acknowledge and agree that time is of the essence in arriving at the Approved Plans.

6. Construction of Landlord's Work.

     6.1  Contracting.  Landlord  shall  select the  contractors  to perform the
Landlord's  Work to the  Premises  and  shall  enter  into  agreements  with its contractors (the "Contractors") to complete the Landlord's Work substantially in accordance with the Approved Landlord's Work Plans.

     6.2 Construction Work. Landlord shall have the Landlord's Work completed in accordance  with the Approved  Landlord's  Work Plans.  All change orders to the
Approved  Landlord's  Work Plans must be  approved  in writing by  Landlord  and
Tenant,  which  approval  shall not be  unreasonably  withheld,  conditioned  or delayed and shall include the estimated cost of such change order. Upon approval of a proposed change order,  the Approved  Landlord's Work Plans shall be deemed revised to incorporate the change order.

     In the event any change orders to either the Approved Landlord's Work Plans and/or the  Approved  Tenant's  Work Plans result in an increase in the costs of the work to be done  thereunder,  such  increase in costs shall be shall be paid for by Tenant at its sole cost and  expense on a monthly  basis  within ten (10)
days  after the end of the month to  Landlord  (if the change  order  relates to
Landlord's Work or to Tenant's Work being performed by Landlord), or to Tenant's contractor prior to such amount becoming delinquent. Any such amounts to be paid

                                        9

by Tenant with respect to the Approved  Tenant Work Plans may be paid for out of the Tenant Improvement Allowance.

     This Work Letter  Agreement  has been executed by Landlord and Tenant as of
_______, 2005.

                                            "Tenant"

                                            SHPS, INC., a Florida corporation

                                            By: _______________________________
                                                Print Name

                                            Title: ____________________________

                                            "Landlord"

                                            NTS REALTY HOLDINGS LIMITED
                                            PARTNERSHIP, a Delaware limited
                                            partnership

                                            By:  NTS Realty Capital, Inc.,
                                            a Delaware corporation, managing
                                            general partner

                                            By: _______________________________
                                                Print Name

                                            Title: ____________________________

                                       10

                                   "EXHIBIT D"

                              RULES AND REGULATIONS

     1. No  sign,  placard,  picture,  advertisement,  name or  notice  shall be installed  or  displayed  on any part of the  outside or inside of the  Building without the prior written consent of Landlord.  Landlord shall have the right to remove, at Tenant's expense and without notice,  any sign installed or displayed in  violation of this rule.  All approved  signs or lettering on doors and walls shall be printed,  painted,  affixed or  inscribed at the expense of Tenant by a person chosen by Landlord.

     2. If Landlord objects in writing to any curtains,  blinds, shades, screens or hanging  plants or other  similar  objects  attached to or used in connection with any window or door of the Premises,  Tenant shall  immediately  discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place  anything  against or near glass  partitions or doors or windows which may appear unsightly, in the judgment of Landlord, from outside the Premises.

     3.  Tenant  shall not  obstruct  any  sidewalks,  halls,  passages,  exits, entrances,  elevators,  escalators  or  stairways  of the  Building.  The halls, passages, exits, entrances, shopping malls, elevators,  escalators and stairways are not for the general  public and Landlord shall in all cases retain the right to control  and prevent  access  thereto of all  persons  whose  presence in the judgment of Landlord  would be prejudiced to the safety,  character,  reputation and  interests of the Building and its  tenants;  provided  that nothing  herein contained  shall be  construed  to prevent  such access to persons with whom any tenant  normally  deals in the  ordinary  course of its  business,  unless  such persons are engaged in illegal activities.  No Tenant and no employee or invitee of any  Tenant  shall go up on the roof of the  Building,  except  as  otherwise provided in the Lease.

     4. Except as otherwise  provided in the Tenant's Lease,  all daily cleaning and  janitorial  services for the Building and the Premises shall be provided by
Tenant in  accordance  with the  janitorial  specification  attached to Tenant's
Lease as Exhibit F. Landlord  shall not in any way be  responsible to any Tenant for any loss of property on the Premises,  however occurring,  or for any damage to any tenant's property by the janitor.

     5. Landlord will furnish  Tenant,  free of charge,  with one set of keys to each  door lock to the  Building  or in the  Premises,  if any,  and/or  one (1)
security  card for any card reader lock system on the exterior  Building  doors.
Landlord may make a reasonable charge for any additional keys and cards.  Tenant shall not alter any lock or  security  card  reader or install a new  additional lock or bolt on any door of its Premises.  Tenant,  upon the  termination of its tenancy,  shall  deliver to Landlord  the keys and cards to all doors which have been  furnished to Tenant,  and in the event of loss of any cards and/or keys so furnished, shall pay Landlord therefor.

                                       1

     6.  Except for regular or  overnight  mail and other such  deliveries,  all equipment, furniture, supplies, merchandise and other packages shall be received at the rear loading dock and carried only in the freight elevators.

     7.  Tenant  shall not place a load  upon any  floor of the  Premises  which exceeds  the load per square  foot which  such floor was  designed  to carry and which is allowed by law.  Landlord shall have the right to prescribe the weight, size and  position of all  equipment,  materials,  furniture  or other  property brought into the Building.  Heavy  objects  shall,  if  considered  necessary by
Tenant,  stand on such  platforms as  determined  by Landlord to be necessary to properly  distribute  the weight.  Business  machines and  mechanical  equipment belonging to Tenant,  which causes noise or vibration that may be transmitted to the  structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any Tenant's expense,  on vibration  eliminators or other  devices  sufficient  to  eliminate  noise or  vibration.  The  persons employed to move such  equipment in or out of the Building must be acceptable to
Landlord.  Landlord will not be responsible  for loss of, or damage to, any such equipment or other property from any cause,  and all damage done to the Building by  maintaining  or moving such equipment or other property shall be repaired at the expense of Tenant.

     8.  Tenant  shall not use or keep in  Premises  any  kerosene,  gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises  any foul or noxious gas or  substance, or permit or allow the Premises to be occupied or used in a manner  offensive or objectionable  to Landlord or other occupants of the project by reason of noise, odors or  vibrations,  nor  shall  Tenant  bring  into or keep on or  about  the
Premises any birds or animals.

     9.  Tenant  shall not use any method of heating or  air-conditioning  other than that supplied by Landlord, except for supplemental HVAC equipment installed by Tenant in accordance with the terms of the Lease.

     10.  Tenant  agrees to  cooperate  fully with  Landlord  to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental  energy-saving  rules, laws or regulations of which Tenant has actual notice,  and shall refrain from  attempting to adjust  controls other than room thermostats installed for Tenant's use.

     11. Landlord reserves the right,  exercisable  without liability to Tenant, to change  the  street  address  of the  Building  if  required  to do so by any governmental agency, and shall give prior written notice thereof to Tenant.

     12. Tenant shall be responsible  for all persons for whom it requests keys, passes or special key cards and shall be liable to Landlord for all acts of such persons.  Landlord  reserves the right to prevent access to the Building in case of invasion,  mob,  riot,  public  excitement or other  commotion by closing the doors or by other appropriate action.

                                       2

     13. Tenant shall close and lock the doors of its Premises and entirely shut off all water  faucets or other water  apparatus,  and  electricity,  gas or air outlets before Tenant and its employees leave the Premises.

     14. The  plumbing  system,  toilet  rooms,  toilets,  urinals,  wash bowls, appliances and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign  substance of any kind whatsoever shall be  thrown  therein.  The  expense  of any  breakage,  stoppage  or damage resulting from the violation of this rule shall be borne by the Tenant.

     15.  Tenant shall not in any way deface the  Premises or any part  thereof.
Landlord  reserves  the  right  to  direct  electricians  as to  where  and  how telephone,  facsimile  and computer  wires are to be introduced to the Premises.
Tenant  shall not cut or bore holes for wires.  Tenant  shall  repair any damage resulting from noncompliance with this rule.

     16.  Canvassing,  soliciting  and  distribution  of  handbills or any other written material, and peddling in the Building are prohibited,  and Tenant shall cooperate to prevent same.

     17.  Landlord  reserves the right to exclude or expel from the Building any person who, in Landlord's  judgment,  is  intoxicated  or under the influence of liquor or drugs or who is in  violation of any of the Rules and  Regulations  of the Building.

     18.  Tenant  shall  store all its trash and  garbage  within its  Premises.
Tenant shall not place in any trash box or receptacle  any material which cannot be  disposed  of in the  ordinary  and  customary  manner of trash  and  garbage disposal.  All garbage and refused  disposal  shall be made in  accordance  with directions issued from time to time by Landlord.

     19. The Premises shall not be used for the storage of merchandise  held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper,  immoral or objectionable  purpose.
Except for Tenant's cafeteria operation for which it is solely  responsible,  no cooking shall be done or permitted by Tenant on the Premises, except that use by
Tenant of Underwriters  Laboratory  approved equipment for brewing coffee,  tea, hot chocolate, and similar beverages or for microwaving food shall be permitted, provided  that  such  equipment  and use is in  accordance  with all  applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

     20.  Tenant  shall  not use in any  space  or in the  public  halls  of the
Building any hand trucks except those equipped with rubber tires and side guards or such other material-handing  equipment as Landlord may approve.  Tenant shall not bring any other vehicles of any kind into the Building.

                                       3

     21. Without the written consent of Landlord,  Tenant shall not use the name of the Building in connection  with or in promoting or advertising  the business of Tenant except as Tenant's address.

     22. Tenant shall comply with all safety,  fire  protection  and  evacuation procedures and regulations established by Landlord or any governmental agency.

     23. Tenant assumes any and all  responsibility  for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

     24. The  requirements  of Tenant will be attended to only upon  appropriate request to  Landlord's  property  management  and/or  maintenance  personnel  in accordance with the terms of the Lease.

     25.  Tenant  shall use the parking  areas only for  regular and  occasional parking,  not longtime  storage of vehicles,  and shall not park any vehicles in the Building parking areas other than automobiles,  motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

     26.  Landlord may waive any one or more of these Rules and  Regulations for the benefit of Tenant or any other tenant,  but no such waiver by Landlord shall be  construed  as a further  waiver of such  Rules and  Regulations  in favor of
Tenant or any other tenant,  nor prevent Landlord from thereafter  enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     27.  These  Rules and  Regulations  are in  addition  to,  and shall not be construed  to in any way  modify  or  amend,  in whole or in  part,  the  terms, covenants, agreements and conditions of any lease of premises in the Building.

     28. Tenant shall be responsible  for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

     29.  Employees  of Tenant  shall  not  smoke in any areas of the  Building.
However, Tenant may permit smoking within the courtyard area.

                                       4

                                    EXHIBIT E

RECORDING REQUESTED BY

_________________________

WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Ave. - Rm N16WC
Milwaukee, WI 53202
Attn:
Loan No.                               SPACE ABOVE THIS LINE FOR RECORDER'S USE

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS   AGREEMENT  is  entered  into  as   of_____________________,   20___,
between_____________________________      ,      whose      mailing      address
is___________________________,  ("Tenant"),______________________, whose mailing address  is_________________________,  ("Borrower"), and THE NORTHWESTERN MUTUAL
LIFE INSURANCE COMPANY, a Wisconsin  corporation  ("Lender"),  whose address for notices is 720 East  Wisconsin  Avenue,  Milwaukee,  WI 53202,  Attention:  Real
Estate Investment Department, Reference Loan No. .

                                    RECITALS

     A. Tenant is the lessee or  successor  to the lessee,  and  Borrower is the lessor or  successor to the lessor  under a certain  lease  dated______________,
20___ (the "Lease").

     B.  Lender  has made,  or will  make,  a  mortgage  loan to be secured by a mortgage,  deed to secure a debt or deed of trust from  Borrower for the benefit of Lender (as it may be amended,  restated or  otherwise  modified  from time to time,  the "Lien  Instrument")  encumbering  the fee  title to and/or  leasehold interest in the land described in Exhibit A attached hereto and the improvements thereon  (collectively,  the  "Property"),  wherein the premises  covered by the
Lease (the "Demised Premises") are located.

     C.  Borrower  and  Lender  have  executed,  or will  execute,  an  Absolute
Assignment of Leases and Rents (the  "Absolute  Assignment"),  pursuant to which
(i) the Lease is  assigned to Lender and (ii)  Lender  grants a license  back to
Borrower permitting Borrower to collect all rents, income and other sums payable under the Lease until the  revocation by Lender of such  license,  at which time all  rents,  income  and other  sums  payable  under the Lease are to be paid to
Lender.

                                       1

     D. Lender has  required  the  execution  of this  Agreement by Borrower and
Tenant as a condition to Lender making the requested mortgage loan or consenting to the Lease.

     E. Tenant  acknowledges  that, as its  consideration for entering into this
Agreement,  Tenant  will  benefit by  entering  into an  agreement  with  Lender concerning  Tenant's  relationship  with  any  purchaser  or  transferee  of the
Property  (including  Lender) in the event of foreclosure of the Lien Instrument or a transfer of the Property by deed in lieu of foreclosure (any such purchaser or transferee and each of their respective  successors or assigns is hereinafter referred to as "Successor Landlord").

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements  contained  herein,  and other good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged,  Tenant,  Borrower and
Lender agree as follows:

          1.   Tenant and Borrower agree for the benefit of Lender that:

          (a)  Tenant shall not pay, and Borrower shall not accept,  any rent or additional rent more than one month in advance;

          (b)  Except as specifically provided in the Lease, Tenant and Borrower will not enter into any  agreement  for the  cancellation  of the
               Lease or the surrender of the Demised  Premises  without Lender's prior written consent;

          (c)  Tenant and Borrower will not enter into any agreement amending or modifying  the Lease  without  Lender's  prior  written  consent, except for amendments or modifications  specifically contemplated in the Lease for confirming the lease commencement date, the rent commencement  date,  the term,  the square  footage  leased,  the renewal or extension of the Lease,  or the leasing of  additional space at the Property;

          (d)  Tenant  will  not  terminate  the  Lease  because  of  a  default thereunder  by  Borrower  unless  Tenant  shall have first  given
               Lender written  notice and a reasonable  opportunity to cure such default;

          (e)  Tenant,  upon receipt of notice from Lender that it has exercised its rights under the Absolute  Assignment and revoked the license granted to Borrower  to collect all rents,  income and other sums payable under the Lease, shall pay to Lender all rent and other

                                        2

               payments  then or  thereafter  due under the Lease,  and any such payments to Lender  shall be  credited  against the rent or other obligations due under the Lease as if made to Borrower;

          (f)  Tenant  will  not  conduct  any dry  cleaning  operations  on the
               Demised Premises using  chlorinated  solvents nor will Tenant use any  chlorinated  solvents in the operation of their  business on the Demised Premises; and

          (g)  Tenant  shall pay any and all  termination  fees due and  payable under the Lease directly to Lender.

     2. The Lease is hereby  subordinated in all respects to the Lien Instrument and to all renewals,  modifications and extensions thereof, subject to the terms and conditions  hereinafter set forth in this Agreement,  but Tenant waives,  to the fullest  extent it may lawfully do so, the provisions of any statute or rule of law now or  hereafter in effect that may give or purport to give it any right or  election  to  terminate  or  otherwise  adversely  affect  the  Lease or the obligations of Tenant thereunder by reason of any foreclosure proceeding.

     3. Borrower,  Tenant and Lender agree that,  unless Lender shall  otherwise consent in writing, the fee title to, or any leasehold interest in, the Property and the leasehold  estate  created by the Lease shall not merge but shall remain separate  and  distinct,  notwithstanding  the union of said  estates  either in
Borrower or Tenant or any third party by purchase, assignment or otherwise.

     4. If the interests of Borrower in the Property are acquired by a Successor
Landlord:

          (a)  If Tenant  shall not then be in default in the payment of rent or other  sums due  under  the  Lease or be  otherwise  in  material default  under the Lease,  the Lease  shall not  terminate  or be terminated and the rights of Tenant  thereunder shall continue in full force and effect except as provided in this Agreement;

          (b)  Tenant  agrees to attorn to  Successor  Landlord  as its  lessor;
               Tenant  shall be bound  under  all of the  terms,  covenants  and conditions  of the Lease  for the  balance  of the term  thereof, including  any renewal  options which are exercised in accordance with the terms of the Lease;

          (c)  The  interests  so  acquired  shall  not  merge  with  any  other interests  of  Successor  Landlord in the Property if such merger would result in the termination of the Lease;

                                        3

          (d)  If,  notwithstanding any other provisions of this Agreement,  the acquisition by Successor Landlord of the interests of Borrower in the Property results, in whole or part, in the termination of the
               Lease, there shall be deemed to have been created a lease between
               Successor Landlord and Tenant on the same terms and conditions as the  Lease,  except  as  modified  by  this  Agreement,  for  the remainder of the term of the Lease with renewal options,  if any;
               and

          (e)  Successor  Landlord  shall be bound to  Tenant  under  all of the terms,  covenants and conditions of the Lease,  and Tenant shall, from and after Successor Landlord's  acquisition of the interests of Borrower in the real estate,  have the same  remedies  against
               Successor  Landlord for the breach of the Lease that Tenant would have had  under  the  Lease  against  Borrower  if the  Successor
               Landlord  had  not   succeeded  to  the  interests  of  Borrower;
               provided, however, that Successor Landlord shall not be:

               (i)  Liable for the breach of any  representations  or warranties set  forth  in  the  Lease  or  for  any  act,  omission  or obligation of any landlord (including Borrower) or any other party  occurring or accruing  prior to the date of Successor
                    Landlord's  acquisition  of the interests of Borrower in the
                    Demised  Premises,  except for any  repair  and  maintenance obligations  of a  continuing  nature as of the date of such acquisition;

               (ii) Liable for any obligation to construct any  improvements in, or make any  alterations  to, the  Demised  Premises,  or to reimburse  Tenant by way of allowance  or otherwise  for any such improvements or alterations  constructed or made, or to be  constructed  or made,  by or on  behalf of Tenant in the
                    Demised Premises;

               (iii)Subject to any offsets or defenses  which  Tenant might have against any landlord (including  Borrower) prior to the date of  Successor  Landlord's  acquisition  of the  interests of
                    Borrower in the Demised Premises;

               (iv) Liable  for the  return of any  security  deposit  under the
                    Lease unless such security deposit

                                        4

                    shall have been actually deposited with Successor Landlord;

               (v)  Bound to Tenant  subsequent to the date upon which Successor
                    Landlord  transfers its interest in the Demised  Premises to any third party;

               (vi) Liable to Tenant under any  indemnification  provisions  set forth in the Lease; or

               (vii)Liable  for any  damages in excess of  Successor  Landlord's equity in the Property.

The  provisions  of  this  paragraph  shall  be  effective  and   self-operative
immediately  upon  Successor  Landlord  succeeding  to the interests of Borrower without the execution of any other instrument.

     5. Tenant  represents  and warrants  that Tenant,  all persons and entities owning  (directly  or  indirectly)  an  ownership  interest  in  Tenant  and all guarantors  of all or any  portion  of the  Lease:  (i) are not,  and  shall not become,  a person or entity with whom Lender is restricted  from doing  business with under  regulations  of the Office of Foreign Asset Control  ("OFAC") of the
Department of the Treasury (including, but not limited to, those named on OFAC's
Specially  Designated and Blocked Persons list) or under any statute,  executive order  (including,  but not limited to, the September 24, 2001  Executive  Order
Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten
to Commit, or Support  Terrorism),  or other governmental  action;  (ii) are not knowingly engaged in, and shall not engage in, any dealings or transaction or be otherwise  associated with such persons or entities  described in (i) above; and
(iii) are not,  and shall not become,  a person or entity whose  activities  are
regulated  by  the  International  Money  Laundering   Abatement  and  Financial
Anti-Terrorism Act of 2001 or the regulations or orders thereunder.

     6. This Agreement may not be modified  orally or in any other manner except by an  agreement  in writing  signed by the parties  hereto or their  respective successors in interest.  In the event of any conflict  between the terms of this
Agreement and the terms of the Lease, the terms of this Agreement shall prevail.
This  Agreement  shall inure to the  benefit of and be binding  upon the parties hereto, their respective heirs, successors and assigns, and shall remain in full force and effect notwithstanding any renewal, extension,  increase, or refinance
of  the   indebtedness   secured  by  the  Lien   Instrument,   without  further
confirmation.  Upon recorded satisfaction of the Lien Instrument, this Agreement shall become null and void and be of no further effect.

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year first above written.

                                        5

                                            TENANT:

                                                    By:

                                                    Attest:

                                                                       Secretary

Add appropriate acknowledgment for Tenant.

        (Signatures of Borrower and Lender continued on following pages)

                                        6

                             (Signatures continued)

                                            BORROWER:

                                                    By:

                                                    Attest:

                                                                       Secretary

Add appropriate acknowledgment for Borrower.

               (Signature of Lender continued on following pages)

                                        7

                             (Signatures continued)

                                            LENDER: THE NORTHWESTERN
                                                    MUTUAL LIFE INSURANCE
                                                    COMPANY, a Wisconsin
                                                    corporation

                                                    By:  Northwestern
                                                    Investment Management
                                                    Company, LLC, a
                                                    Delaware limited liability
                                                    company, its wholly-owned
                                                    affiliate and
                                                    authorized representative

                                                    By:________________________
                                                            , Managing Director

                                                    Attest:____________________
                                                          , Assistant Secretary

Add appropriate acknowledgment for Northwestern
Add scriveners statement

                                        8

                                  EXHIBIT "A"

                           (Description of Property)

                                       9

                                    EXHIBIT F
                        Janitorial and Carpet Maintenance

Daily Cleaning Requirements:

     o    Dust  horizontal  surfaces of desks,  tables,  chairs,  window  sills, pictures and all permanent office furnishings.

     o    Damp clean  horizontal  surfaces for removal of spillage,  marks,  and food/drink rings.

     o    Empty all trash  receptacles  and remove trash to a collection  point.
          Damp wipe spills.

     o    Vacuum  all  carpeting  including  foot  grills,  corners  and  edges.
          Rearrange conference chairs.

     o    Clean, polish, and sanitize drinking fountains.

     o    Clean  fingerprints  and  smudges  from  entrance  glass,  partitions, counters, walls and jambs.

     o    Sweep  and mop hard  surface  floors  and  stairways  with  chemically treated mop head.

     o    Spot wash hard surface floors to remove stains or spillage marks; Damp mop all entry ways and dining room.

     o    Spray Buff all hard surface floors (add wax if needed).

     o    Clean elevator cabs, doors and floors.

     o    Wipe dining room tables;  microwaves,  general  service areas.  Insure chairs and pedestals/legs free of debris or spills. Sweep and mop food serving area; buff as needed.

     o    Clean microwaves nightly.

     o    Proved a Day-Porter  for an 8 hours shift.  Their main  responsibility but not limited to cleaning of all  restrooms,  lobbies and empting of trash in cafeteria.

Restroom

     o    Empty trash receptacles and wash.

     o    Empty sanitary napkin receptacle and wipe, using a disinfectant.

     o    Clean and polish dispensers, mirrors, and fixtures.

     o    Clean and disinfect wash basins, commodes, top and bottom of seats and urinals.

                                       1

     o    Wash with a germicidal detergent.

     o    Dust top of partitions, mirrors and fixtures.

     o    Restock all paper products and hand soap.

     o    Sweep and mop floors.

Weekly Cleaning Schedule:

     o    Food service area (behind serving line) floor scrub, after 3:00 pm.

     o    High  dusting,  such as air vents,  door  sills,  ceiling  corners and edges, etc.

     o    Scrub all epoxy/ceramic floors.

Semi-Annual Cleaning Schedule:

     o    Strip and re-wax all hard  flooring,  including  all kitchen  prep and serving areas.

Equipment and Supplies:

     o    Tenant or its contractor will provide  chemicals,  equipment,  all the restroom  use  products;  hand soap and trash  can  liners,  labor and supervision.

                           CARPET MAINTENANCE PROGRAM

High Traffic Areas:

     o    Monthly spot cleaning

     o    Monthly light moisture cleaning

     o    Quarterly deep pile extraction

Medium Traffic Areas:

     o    Monthly spot cleaning

     o    Quarterly light moisture cleaning

     o    Semi-annual deep pile extraction

                                       2

Low Traffic Areas:

     o    Monthly spot cleaning

     o    Semi-annual deep pile extraction

High Traffic Areas:                 All aisles and stairwells

Medium Traffic Areas:               All cubicles

Low Traffic Areas:                  All offices

                                       3

                                    EXHIBIT G

                  NON-DISCLOSURE AND CONFIDENTIALITY AGREEMENT

This  Confidentiality   Agreement  (the  "Agreement")  is  entered  into  as  of
___________, by and between SHPS, Inc. ("SHPS"), and NTS Realty Holdings Limited
Partnership ("NTS").

Whereas,  SHPS desires that NTS provide on-site maintenance services pursuant to the Lease Agreement entered into between SHPS and NTS dated _______ for lease of the premises at 11405 Bluegrass Parkway, Louisville, KY 40299.

Whereas,  in the course of conducting on-site maintenance  services,  NTS may be exposed to certain Protected Health  Information and/or certain SHPS Information relating to SHPS' business operations.

Now, Therefore, in consideration of the foregoing and of the mutual promises and agreements contained herein, the parties hereto agree as follows:

1.   Definitions

     A.   HIPAA.  The Health  Insurance  Portability and  Accountability  Act of
          1996.

     B.   Protected  Health  Information  (or "PHI").  For the  purposes of this
          Agreement,  "Protected Health Information" shall have the same meaning as the term "protected health information" in 45 C.F.R. 164.501 of the
          HIPAA  privacy  regulations,  limited  to the  information  created or received by SHPS from or on behalf of its clients.

     C.   SHPS   Information.   For  the  purposes  of  this  Agreement,   "SHPS
          Information"  includes  but is not  limited  to  all  confidential  or proprietary  information  belonging  to  SHPS  or  to  any  client  or prospective  client  of SHPS or to any third  party  with  which  SHPS conducts business.

2.   Confidentiality  of  Information.  NTS  agrees  that it and  its  personnel working in SHPS'  offices may  overhear,  see, or  otherwise  inadvertently learn of PHI and/or SHPS  Information.  Such information will be maintained in strict confidence by NTS and its personnel, using such degree of care as is appropriate to avoid  unauthorized  use or disclosure,  and NTS will not make such PHI or SHPS Information  available to any other party. NTS agrees that neither PHI nor SHPS  Information may be further used or disclosed for any reason  whatsoever.  In addition,  NTS agrees that it will  immediately notify  SHPS of any and all  instances  of which  it is aware in which  the confidentiality  of either PHI or SHPS  Information has been breached.  NTS further agrees to take whatever steps are necessary to mitigate any harmful effect  of a  disclosure  by NTS  or  its  personnel  of  PHI  and/or  SHPS
     Information.

3.   Indemnification.  NTS agrees to  indemnify,  defend,  and hold SHPS and its directors,  officers  and  employees  harmless  from  any and  all  claims, lawsuits, settlements,  judgments, costs, penalties and expenses (including attorneys'  fees) resulting from or arising out of a violation of the terms and conditions in this Agreement.

4.   Remedies.  NTS  acknowledges  and agrees  that any  breach,  or  threatened breach,  of this Agreement shall result in irreparable harm and substantial damages to SHPS. Accordingly,  without prejudice to the rights and remedies otherwise  available to SHPS, NTS  agrees  that SHPS

                                       1

     shall be entitled to equitable  relief by way of injunction if NTS breaches or  threatens  to breach any of the  provisions  of this  Agreement.  It is further  understood  and  agreed  that  no  failure  or  delay  by  SHPS in exercising  any right,  power or  privilege  hereunder  shall  operate as a waiver thereof,  nor shall any single or partial  exercise thereof preclude any other  remedy or the  exercise  thereof,  or the exercise of any right, power or privilege hereunder.

5.   Survival of Agreement. The terms of this Non-Disclosure and Confidentiality
     Agreement will survive the termination of this Agreement.

6.   Miscellaneous.

     a)   This Agreement  shall be governed by and construed in accordance  with the laws of the state of Kentucky  without regard to its principles of conflicts of laws.

     b)   This  Agreement  binds the  parties and their  respective  successors, assigns, agents, employers, subsidiaries and affiliates.

     c)   This  Agreement may be executed in one or more  counterparts,  each of which shall for all purposes be deemed an original.

In witness  whereof,  the parties  have caused this  Agreement to be executed by their duly authorized representatives as of the day and year set forth above.

Dated at  Louisville, Kentucky  this  ______ day of  __________________,20____.

                                                    SHPS, INC.

                                                    By_________________________
                                                      Name:
                                                      Title:

                                       2

Dated at____________________ this_________ day of_____________________, 20____.

                                                    NTS REALTY HOLDINGS LIMITED
                                                    PARTNERSHIP,  a Delaware
                                                    limited partnership

                                                    By:NTS Realty Capital, Inc.,
                                                    a Delaware corporation,
                                                    managing general partner

                                                    By:________________________

                                                    Title: ____________________

                                       3